Exhibit 4.02

PUBLIC SERVICE COMPANY

OF COLORADO

TO

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

Supplemental Indenture No. 38

Dated as of March 1, 2026

Supplemental to the Indenture

dated as of October 1, 1993

Establishing the Securities of Series Nos. 45 and 46

designated 4.15% First Mortgage Bonds, Series No. 45 due 2029, and

5.05% First Mortgage Bonds, Series No. 46 due 2036, respectively

SUPPLEMENTAL INDENTURE NO. 38, dated as of March 1, 2026, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (hereinafter sometimes called the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as successor trustee (hereinafter sometimes called the “Trustee”) to Morgan Guaranty Trust Company of New York under the Indenture, dated as of October 1, 1993 (hereinafter called the “Original Indenture”), as previously supplemented and as further supplemented by this Supplemental Indenture No. 38. The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the “Indenture.”

Recitals of the Company

The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities. The Original Indenture has been recorded in the office of the Clerk and Recorder of each county in the State of Colorado in which the Company owns real property that is used in or in connection with the Electric Utility Business, as more fully set forth in Schedule A hereto.

The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule B hereto for the purpose of establishing various series of Securities and appointing previous successor Trustees.

The Company desires to establish two new series of Securities to be designated “4.15% First Mortgage Bonds, Series No. 45 due 2029” and “5.05% First Mortgage Bonds, Series No. 46 due 2036” such series of Securities to be hereinafter sometimes called “Series No. 45” and “Series No. 46,” respectively.

The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 38 to establish the Securities of Series No. 45 and Series No. 46 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 38 a valid agreement of the Company, and to make the Securities of Series No. 45 and Series No. 46 valid obligations of the Company, have been performed.

Granting Clauses

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 38 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following:

Granting Clause First

All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 38, in and to property (other than Excepted Property), real, personal and mixed and wherever situated, in any case used or to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including without limitation (a) all lands and interests in land described or referred to in Schedule C hereto, and all right, title and interest of the Company in goods, fixtures or improvements located on those lands, if any, described or referred to in Schedule D hereto, provided that the Lien hereof shall not extend to or encumber the fee owner’s interest in any land or interest in land in which the Company holds only a leasehold interest; (b) all other lands, easements, servitudes, licenses, permits, rights of way and other rights and interests in or relating to real property used or to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, subject however, to the exceptions and exclusions set forth in clause (a) of Granting Clause First of the Original Indenture; (c) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities and other machinery and facilities for the generation of electric energy; (d) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (e) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (f) all buildings, offices, warehouses and other structures used or to be used in or in connection with the Electric Utility Business; (g) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or to be used in or in connection with the Electric Utility Business; (h) any or all of the foregoing properties in the process of construction; and (i) all other property, of whatever kind and nature, ancillary to or otherwise used or to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;

Granting Clause Second

Subject to the applicable exceptions permitted by Section 810(c), Section 1303 and Section 1305 of the Original Indenture, all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 38 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 38;

Granting Clause Fourth

All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

This Instrument shall constitute a financing statement under the Colorado Uniform Commercial Code (the “UCC”) to be filed in the real estate records, and is filed as a fixture filing under the UCC covering goods which are, or are to become, fixtures on the real property described herein, in the Original Indenture and all supplements to the Original Indenture;

Excepted Property

Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Original Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Original Indenture, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class A Mortgage and purchase money Liens), (c) Retained Interests and (d) any other Permitted Liens, it being understood that, with respect to any property which was at the date of execution and delivery of the Original Indenture or thereafter became or hereafter becomes subject to the Lien of any Class A Mortgage, the Lien of the Indenture shall at all times be junior, subject and subordinate to the Lien of such Class A Mortgage;

IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Nine of the Original Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 of the Original Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and

THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

ARTICLE ONE

Securities of Series No. 45

There are hereby established the Securities of Series No. 45, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

(a)   the title of the Securities of Series No. 45 shall be “4.15% First Mortgage Bonds, Series No. 45 due 2029”;

(b)   the Securities of Series No. 45 shall initially be authenticated and delivered in the aggregate principal amount of $700,000,000. The Securities of Series No. 45 may be reopened and additional Securities of Series No. 45 may be issued in excess of the amount initially authenticated and delivered, provided that such additional Securities of Series No. 45 will contain the same terms (including the Stated Maturity and interest payment terms) as the other Securities of Series No. 45, except for the price to the public, the issue date, and if applicable, the first interest accrual and payment dates. Any such additional Securities of Series No. 45, together with the Securities of Series No. 45 initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $2,000,000,000;

(c)   interest on the Securities of Series No. 45 shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit A hereto;

(d)   the principal of the Securities of Series No. 45 shall be payable on March 13, 2029, the Stated Maturity for Series No. 45;

(e)   the Securities of Series No. 45 shall bear interest at a rate of 4.15% per annum; interest shall accrue on the Securities of Series No. 45 from March 13, 2026 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be March 13 and September 13 in each year, commencing September 13, 2026, and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be March 1 and September 1 in each year, commencing September 1, 2026, respectively (whether or not a Business Day);

(f)   the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 45 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank Trust Company, National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Denver, Colorado, as any such place or itself as the Security Registrar;

(g)   prior to February 13, 2029 (one month prior to the Stated Maturity of the Securities of Series No. 45) (the “Series 2029 Par Call Date”), the Company may redeem the Securities of Series No. 45 at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities of Series No. 45 matured on the Series 2029 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) applicable to the Securities of Series 45 plus 10 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Securities of Series No. 45 to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Series 2029 Par Call Date, the Company may redeem the Securities of Series No. 45 at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities of Series No. 45 being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Series 2029 Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life— and shall interpolate to the Series 2029 Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Series 2029 Par Call Date, as applicable. If there is no United States Treasury security maturing on the Series 2029 Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Series 2029 Par Call Date, one with a maturity date preceding the Series 2029 Par Call Date and one with a maturity date following the Series 2029 Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Series 2029 Par Call Date. If there are two or more United States Treasury securities maturing on the Series 2029 Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

The provisions of Sections 501, 502, 503, 504, 505 and 506 of the Original Indenture shall be applicable to the Securities of Series No. 45 in respect of the foregoing redemption provisions, except that (i) the notice of redemption required to be provided to Holders pursuant to Section 504 shall be provided not less than 10 nor more than 60 days prior to the Redemption Date and (ii) the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided at least twenty-five (25) days prior to the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee).

If a Series 45 Tax Credit Event (as defined below) occurs, the Company may redeem, upon a notice of redemption, the Securities of Series No. 45 in whole, but not in part, at a redemption price equal to 101% of the principal amount of the Securities of Series No. 45 being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The consummation of a redemption of the Securities of Series No. 45 upon a Series 45 Tax Credit Event may be subject to the Trustee’s receipt of the required redemption moneys on or before the Redemption Date (and in such case no such redemption shall occur unless such moneys have been received by the Trustee on or before such date).

A “Series 45 Tax Credit Event” occurs with respect to the Securities of Series No. 45 if, in the Company’s reasonable determination, there exists a material risk, due to the Securities of Series No. 45 (considered together with other debt) having been issued, as part of an original issuance (including Securities of Series No. 45 issued pursuant to a qualified reopening thereof), to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Code (as defined below), that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

The provisions of Sections 501, 502, 504 and 505 of the Original Indenture shall be applicable to the Securities of Series No. 45 in respect of a redemption upon a Series 45 Tax Credit Event, except that (i) the notice of redemption required to be provided to Holders pursuant to Section 504 may only be sent by the later of (a) the end of the calendar year in which the Securities of Series No. 45 were issued and (b) six months from the date of issuance of the Securities of Series No. 45 and (ii) shall be accompanied by an officer’s certificate stating that a Series 45 Tax Credit Event has occurred or is continuing, and the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided as soon as practicable after the Company has determined that a Series 45 Tax Credit Event has occurred or is continuing and that it will exercise its right to redeem the Securities of Series No. 45.

(h)   not applicable;

(i)   the Securities of Series No. 45 shall be issuable only in denominations of $2,000 and integral multiples of $1,000 in excess thereof;

(j)   not applicable;

(k)   not applicable;

(l)    not applicable;

(m)   not applicable;

(n)   not applicable;

(o)   not applicable;

(p)   not applicable;

(q)   the Securities of Series No. 45 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the “Depositary”). Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

(i)  such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

(ii)  such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

(A)   the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities or the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities; or

(B)   the Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

(C)   (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture, and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities;

(r)   not applicable;

(s)   no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 45; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(t)   not applicable;

(u)

(i)  If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 45, to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 901 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 901 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be. The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), and United States Treasury regulations thereunder.

(ii)   Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

(iii)   Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 45 to be deemed to have been paid for purposes of the Indenture, as provided in Section 901 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

(v)   The Securities of Series No. 45 shall be substantially in the form attached hereto as Exhibit A, and shall have such further terms as are set forth in such form.

ARTICLE TWO

Securities of Series No. 46

There are hereby established the Securities of Series No. 46, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

(a)   the title of the Securities of Series No. 46 shall be “5.05% First Mortgage Bonds, Series No. 46 due 2036”;

(b)   the Securities of Series No. 46 shall initially be authenticated and delivered in the aggregate principal amount of $600,000,000. The Securities of Series No. 46 may be reopened and additional Securities of Series No. 46 may be issued in excess of the amount initially authenticated and delivered, provided that such additional Securities of Series No. 46 will contain the same terms (including the Stated Maturity and interest payment terms) as the other Securities of Series No. 46, except for the price to the public, the issue date, and if applicable, the first interest accrual and payment dates. Any such additional Securities of Series No. 46, together with the Securities of Series No. 46 initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $2,000,000,000;

(c)   interest on the Securities of Series No. 46 shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit B hereto;

(d)   the principal of the Securities of Series No. 46 shall be payable on June 15, 2036, the Stated Maturity for Series No. 46;

(e)   the Securities of Series No. 46 shall bear interest at a rate of 5.05% per annum; interest shall accrue on the Securities of Series No. 46 from March 13, 2026 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be June 15 and December 15 in each year, commencing December 15, 2026 (long first coupon), and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be June 1 and December 1 in each year, commencing

December 1, 2026, respectively (whether or not a Business Day);

(f)   the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 46 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank Trust Company, National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Denver, Colorado, as any such place or itself as the Security Registrar;

(g)   prior to December 15, 2035 (six months prior to the Stated Maturity of the Securities of Series No. 46) (the “Series 2036 Par Call Date”), the Company may redeem the Securities of Series No. 46 at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities of Series No. 46 matured on the Series 2036 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) applicable to the Securities of Series No. 46 plus 15 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Securities of Series No. 46 to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Series 2036 Par Call Date, the Company may redeem the Securities of Series No. 46 at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities of Series No. 46 being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Series 2036 Par Call Date (the “Remaining

Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life— and shall interpolate to the Series 2036 Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Series 2036 Par Call Date, as applicable. If there is no United States Treasury security maturing on the Series 2036 Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Series 2036 Par Call Date, one with a maturity date preceding the Series 2036 Par Call Date and one with a maturity date following the Series 2036 Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Series 2036 Par Call Date. If there are two or more United States Treasury securities maturing on the Series 2036 Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

The provisions of Sections 501, 502, 503, 504, 505 and 506 of the Original Indenture shall be applicable to the Securities of Series No. 46 in respect of the foregoing redemption provisions, except that (i) the notice of redemption required to be provided to Holders pursuant to Section 504 shall be provided not less than 10 nor more than 60 days prior to the Redemption Date and (ii) the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided at least twenty-five (25) days prior to the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee).

If a Series 46 Tax Credit Event (as defined below) occurs, the Company may redeem, upon a notice of redemption, the Securities of Series No. 46 in whole, but not in part, at a redemption price equal to 101% of the principal amount of the Securities of Series No. 46 being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The consummation of a redemption of the Securities of Series No. 46 upon a Series 46 Tax Credit Event may be subject to the Trustee’s receipt of the required redemption moneys on or before the Redemption Date (and in such case no such redemption shall occur unless such moneys have been received by the Trustee on or before such date).

A “Series 46 Tax Credit Event” occurs with respect to the Securities of Series No. 46 if, in the Company’s reasonable determination, there exists a material risk, due to the Securities of Series No. 46 (considered together with other debt) having been issued, as part of an original issuance (including Securities of Series No. 46 issued pursuant to a qualified reopening thereof), to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Code (as defined below), that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

The provisions of Sections 501, 502, 504 and 505 of the Original Indenture shall be applicable to the Securities of Series No. 46 in respect of a redemption upon a Series 46 Tax Credit Event, except that (i) the notice of redemption required to be provided to Holders pursuant to Section 504 may only be sent by the later of (a) the end of the calendar year in which the Securities of Series No. 46 were issued and (b) six months from the date of issuance of the Securities of Series No. 46 and (ii) shall be accompanied by an officer’s certificate stating that a Series 46 Tax Credit Event has occurred or is continuing, and the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided as soon as practicable after the Company has determined that a Series 46 Tax Credit Event has occurred or is continuing and that it will exercise its right to redeem the Securities of Series No. 46.

(h)   not applicable;

(i)   the Securities of Series No. 46 shall be issuable only in denominations of $2,000 and integral multiples of $1,000 in excess thereof;

(j)   not applicable;

(k)   not applicable;

(l)   not applicable;

(m)   not applicable;

(n)   not applicable;

(o)   not applicable;

(p)   not applicable;

(q)   the Securities of Series No. 46 are to be initially registered in the name of Cede &

Co., as nominee for The Depository Trust Company (the “Depositary”). Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

(i)   such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

(ii)   such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

(A)   the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities or the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities; or

(B)   the Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

(C)   (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture, and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities;

(r)   not applicable;

(s)   no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 46; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(t)   not applicable;

(u)

(i)  If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 46, to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 901 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any

Eligible Obligations deposited pursuant to Section 901 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be. The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), and United States Treasury regulations thereunder.

(ii)   Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

(iii)   Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 46 to be deemed to have been paid for purposes of the Indenture, as provided in Section 901 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

(v)	The Securities of Series No. 46 shall be substantially in the form attached hereto as Exhibit B, and shall have such further terms as are set forth in such form.

ARTICLE THREE

Miscellaneous Provisions

This Supplemental Indenture No. 38 is a supplement to the Original Indenture. As previously supplemented and further supplemented by this Supplemental Indenture No. 38, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 38 shall together constitute one and the same instrument.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 38 to be duly executed as of the day and year first above written.

PUBLIC SERVICE COMPANY OF COLORADO

By:	/s/ Todd A. Wehner
Name: Todd A. Wehner
Title: Vice President, Treasurer

STATE OF MINNESOTA	)
) ss:
COUNTY OF SCOTT	)

The foregoing was acknowledged before me this 18th day of February, 2026, by Todd A. Wehner, the Vice President, Treasurer of Public Service Company of Colorado, a corporation organized under the laws of Colorado, on behalf of the corporation.

Witness my hand and official seal.

My commission expires: January 31, 2031

/s/ Kristin Westlund
Name: Kristin Lynn Westlund
Notary Public, State of Minnesota

[Signature Page - Supplemental Indenture (PSCo)]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, Trustee

By:	/s/ Shannon Matthews
Name: Shannon Matthews
Title: Assistant Vice President

COMMONWEALTH OF PENNSYLVANIA	)
) ss:
COUNTY OF BUTLER	)

On the 20th day of February, 2026, before me personally came Shannon Matthews, to me known, who, being by me duly sworn, did depose and say that she is an Assistant Vice President of U.S. Bank Trust Company, National Association, the banking association described in and which executed the foregoing instrument; and that she signed his name thereto by authority of the Board of Directors of said banking association.

Witness my hand and official seal.

My commission expires: September 12, 2026

/s/ Robert John White
Name: Robert John White
Notary Public, Commonwealth of Pennsylvania

[Signature Page - Supplemental Indenture (Trustee)]

EXHIBIT A

FORM OF SECURITY

(See legend at the end of this Security for

restrictions on transfer)

PUBLIC SERVICE COMPANY OF COLORADO

First Mortgage Bond, Series No. 45

Original Interest Accrual Date	March 13, 2026
Interest Rate:	4.15% per annum
Stated Maturity:	March 13, 2029
Interest Payment Dates:	March 13 and September 13
Regular Record Dates:	March 1 and September 1

This Security is not a Discount Security

within the meaning of the within-mentioned Indenture

Principal Amount	Registered No.
$

PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to     , or registered assigns, the principal sum of       Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing September 13, 2026 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of October 1, 1993 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association as successor trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to such Business Day.

Prior to February 13, 2029 (one month prior to the Stated Maturity of this Security) (the “Par Call Date”), the Company may redeem this Security at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming this Security matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) applicable to this Security plus 10 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of this Security to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem this Security at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of this Security being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

EXHIBIT A-2

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1)	the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or

(2)

if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3)

if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

If a Series 45 Tax Credit Event (as defined below) occurs, the Company may redeem, upon a notice of redemption, this Security in whole, but not in part, at a redemption price equal to 101% of the principal amount of this Security being redeemed plus accrued and unpaid interest to, but excluding, the Redemption

EXHIBIT A-3

Date. A notice of redemption upon the occurrence of a Series 45 Tax Credit Event (i) may only be sent by the later of (a) the end of the calendar year in which this Security was issued and (b) six months from the date of issuance of this Security and (ii) shall be accompanied by an officer’s certificate stating that a Series 45 Tax Credit Event has occurred or is occurring.

A “Series 45 Tax Credit Event” occurs with respect to this Security if, in the Company’s reasonable determination, there exists a material risk, due to this Security (considered together with other debt) having been issued, as part of an original issuance (including additional Securities of this series issued pursuant to a qualified reopening thereof), to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Code, that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one

EXHIBIT A-4

or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank Trust Company, National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York, or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

EXHIBIT A-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

PUBLIC SERVICE COMPANY OF COLORADO

By:
[Vice President, Treasurer]

Attest:
Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee		OR	U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By			By:
	Authorized Officer			as Authenticating Agent

By:
Authorized Officer

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for The Depository Trust Company (the “Depositary”), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions

EXHIBIT A-6

if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; or (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein or (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Security of PUBLIC SERVICE COMPANY OF COLORADO and does hereby irrevocably constitute and appoint                  , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT A-7

EXHIBIT B

FORM OF SECURITY

(See legend at the end of this Security for

restrictions on transfer)

PUBLIC SERVICE COMPANY OF COLORADO

First Mortgage Bond, Series No. 46

Original Interest Accrual Date	March 13, 2026
Interest Rate:	5.05% per annum
Stated Maturity:	June 15, 2036
Interest Payment Dates:	June 15 and December 15
Regular Record Dates:	June 1 and December 1

This Security is not a Discount Security

within the meaning of the within-mentioned Indenture

Principal Amount	Registered No.
$

PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to     , or registered assigns, the principal sum of     Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing December 15, 2026 (long first coupon) and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of October 1, 1993 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association as successor trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to such Business Day.

Prior to December 15, 2035 (six months prior to the Stated Maturity of this Security) (the “Par Call Date”), the Company may redeem this Security at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming this Security matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) applicable to this Security plus 15 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of this Security to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem this Security at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of this Security being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

EXHIBIT B-2

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

If a Series 46 Tax Credit Event (as defined below) occurs, the Company may redeem, upon a notice of redemption, this Security in whole, but not in part, at a redemption price equal to 101% of the principal amount of this Security being redeemed plus accrued and unpaid interest to, but excluding, the Redemption

EXHIBIT B-3

Date. A notice of redemption upon the occurrence of a Series 46 Tax Credit Event (i) may only be sent by the later of (a) the end of the calendar year in which this Security was issued and (b) six months from the date of issuance of this Security and (ii) shall be accompanied by an officer’s certificate stating that a Series 46 Tax Credit Event has occurred or is occurring.

A “Series 46 Tax Credit Event” occurs with respect to this Security if, in the Company’s reasonable determination, there exists a material risk, due to this Security (considered together with other debt) having been issued, as part of an original issuance (including additional Securities of this series issued pursuant to a qualified reopening thereof), to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Code, that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one

EXHIBIT B-4

or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank Trust Company, National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York, or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

EXHIBIT B-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

PUBLIC SERVICE COMPANY OF COLORADO

By:
[Vice President, Treasurer]

Attest:
Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee		OR	U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By			By:
	Authorized Officer			as Authenticating Agent

By:
Authorized Officer

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for The Depository Trust Company (the “Depositary”), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions

EXHIBIT B-6

if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; or (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein or (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Security of PUBLIC SERVICE COMPANY OF COLORADO and does hereby irrevocably constitute and appoint                , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT B-7

SCHEDULE A

The following table sets forth recording information relating to the recordation, in each of the specified Colorado counties, of the Indenture dated as of October 1, 1993, granted by Public Service Company of Colorado to Morgan Guaranty Trust Company of New York, Trustee (recording information for Supplemental Indentures is not shown in this table):

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Adams	Oct. 13, 1993	01:35 P.M.	Reception No. B1183903	Book 4170	Page 324

Alamosa	Oct. 12, 1993	03:00 P.M.	Reception No. 265666	Book 475	Page 160

Arapahoe	Oct. 13, 1993	04:07 P.M.	Reception No. 141032	Book 7186	Page 383

Archuleta	Oct. 12, 1993	02:21 P.M.	Reception No. 93006202

Baca	May 16, 2013	09:50 A.M.	Reception No. 418754

Bent	Oct. 12, 1993	11:35 A.M.	Reception No. 278521	Book 435	Page 1

Boulder	Oct. 13, 1993	03:04 P.M.	Reception No. 01347991	Film 1888

Broomfield	May 10, 2019	10:20 A.M.	Reception No. 2019004811

Chaffee	Oct. 14, 1993	11:00 A.M.	Reception No. 269673	Book 539	Page 518

Cheyenne	May 15, 2013	11:39 A.M.	Reception No. 236363

Clear Creek	Oct. 12, 1993	02:25 P.M.	Reception No. 163701	Book 505	Page 631

Conejos	Oct. 13, 1993	09:56 A.M.	Reception No. 205693	Book 354	Page 776

Costilla	Oct. 13, 1993	09:00 A.M.	Reception No. 191898	Book 291	Page 117

Crowley	Oct. 13, 1993	08:40 A.M.	Reception No. 148850	Book 244	Page 195

Custer	May 15, 2013	09:18 A.M.	Reception No. 221251

Delta	Oct. 13, 1993	09:37 A.M.	Reception No. 471619	Book 709	Page 50

Denver	Oct. 12, 1993	11:24 A.M.	Reception No. 9300139814

Dolores	Oct. 14, 1993	12:50 P.M.	Reception No. 133132	Book 260	Page 300

Douglas	Oct. 12, 1993	03:08 P.M.	Reception No. 9348340	Book 1154	Page 1

Eagle	Oct. 12, 1993	04:48 P.M.	Reception No. 518046	Book 621	Page 978

Elbert	Oct. 12, 1993	03:01 P.M.	Reception No. 313722	Book 480	Page 183

El Paso	Oct. 12, 1993	01:38 P.M.	Reception No. 002368410	Book 6282	Page 51

SCHEDULE A-1

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Fremont	Oct. 12, 1993	01:30 P.M.	Reception No. 608790	Book 1154	Page 31

Garfield	Oct. 12, 1993	02:20 P.M.	Reception No. 453596	Book 878	Page 193

Gilpin	Oct. 12, 1993	02:20 P.M.	Reception No. 79260	Book 551	Page 413

Grand	Oct. 12, 1993	12:45 P.M.	Reception No. 93010260

Gunnison	Oct. 12, 1993	04:30 P.M.	Reception No. 446179	Book 733	Page 1

Hinsdale	May 14, 2013	05:20 P.M.	Reception No. 100157

Huerfano	Oct. 12, 1993	11:15 A.M.	Reception No. 9244	Book 21M	Page 316

Jefferson	Oct. 13, 1993	09:30 A.M.	Reception No. 93163438

Kiowa	Oct. 12, 1993	01:00 P.M.	Reception No. 249124	Book 409	Page 40

Kit Carson	May 15, 2013	09:40 A.M.	Reception No. 201300563130

La Plata	Oct. 12, 1993	03:38 P.M.	Reception No. 655580

Lake	Oct. 12, 1993	03:00 P.M.	Reception No. 305501	Book 506	Page 635

Larimer	Oct. 13, 1993	10:23 A.M.	Reception No. 93075587

Las Animas	May 15, 2013	09:24 A.M.	Reception No. 201300720666

Lincoln	May 10, 2019	11:33 A.M.	Reception No. 351580

Logan	Oct. 12, 1993	01:10 P.M.	Reception No. 606328	Book 874	Page 484

Mesa	Oct. 12, 1993	12:06 P.M.	Reception No. 1656362	Book 2014	Page 129

Mineral	May 16, 2013	10:40 A.M.	Reception No. 68174

Moffat	Oct. 12, 1993	11:00 A.M.	Reception No. 350044

Montezuma	Oct. 13, 1993	10:10 A.M.	Reception No. 435373	Book 0679	Page 756

Montrose	Oct. 12, 1993	03:06 P.M.	Reception No. 591244	Book 862;	Page 281

Morgan	Oct. 12, 1993	12:54 P.M.	Reception No. 738426	Book 959-60	Page 857

Otero	May 15, 2013	08:02 A.M.	Reception No. 634927

Ouray	Oct. 13, 1993	11:08 A.M.	Reception No. 154688	Book 221	Page 500

Park	Oct. 14, 1993	10:00 A.M.	Reception No. 417879	Book 504	Page 365

Pitkin	Oct. 14, 1993	03:56 P.M.	Reception No. 362054	Book 726	Page 791

SCHEDULE A-2

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Prowers	Oct. 12, 1993	02:00 P.M.	Reception No. 462785

Pueblo	Oct. 12, 1993	11:54 A.M.	Reception No. 1021381	Book 2685	Page 768

Rio Blanco	Oct. 12, 1993	02:18 P.M.	Reception No. 249980	Book 506	Page 838

Rio Grande	Oct. 13, 1993	11:46 A.M.	Reception No. 337091	Book 450	Page 43

Routt	Oct. 12, 1993	11:12 A.M.	Reception No. 428347	Book 689	Page 2575

Saguache	Oct. 13, 1993	11:05 A.M.	Reception No. 304092	Book 486	Page 625

San Juan	Oct. 13, 1993	10:27 A.M.	Reception No. 136438	Book 240	Page 702

San Miguel	Oct. 12, 1993	04:05 P.M.	Reception No. 287896	Book 518	Page 813

Sedgewick	Oct. 12, 1993	02:15 P.M.	Reception No. 179877	Book 203	Page 55

Summit	Oct. 12, 1993	01:40 P.M.	Reception No. 453148

Teller	Oct. 13, 1993	08:00 A.M.	Reception No. 412373	Book 698	Page 104

Washington	Oct. 12, 1993	11:20 A.M.	Reception No. 802111	Book 925	Page 955

Weld	Oct. 13, 1993	09:54 A.M.	Reception No. 2354434	Book 1406	Page 1

Yuma	May 20, 2013	11:59 A.M.	Reception No. 00557180

SCHEDULE A-3

SCHEDULE B

SUPPLEMENTAL INDENTURES

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding

November 1, 1993	Series No. 1	$134,500,000	None
January 1, 1994	Series No. 2 due 2001	$102,667,000	None
	and
	Series No. 2 due 2024	$110,000,000	None
September 2, 1994	None	None	None
(Appointment of
Successor Trustee)
May 1, 1996	Series No. 3	$125,000,000	None
November 1, 1996	Series No. 4	$250,000,000	None
February 1, 1997	Series No. 5	$150,000,000	None
April 1, 1998	Series No. 6	$250,000,000	None
August 15, 2002	Series No. 7	$48,750,000	None
September 1, 2002	Series No. 8	$600,000,000	None
September 15, 2002	Series No. 9	$530,000,000	None
April 1, 2003	Series No. 10	$600,000,000	None
March 1, 2003	Series No. 11	$250,000,000	None
September 15, 2003	Series No. 12	$250,000,000	None
May 1, 2003	Series No. 13	$350,000,000	None
September 1, 2003	Series No. 14	$300,000,000	None
September 1, 2003	Series No. 15	$275,000,000	None
August 1, 2005	Series No. 16	$129,500,000	None
August 1, 2007	Series No. 17 due 2037	$350,000,000	$350,000,000
August 1, 2008	Series No. 18 due 2018	$300,000,000	None
	and
	Series No. 19 due 2038	$300,000,000	$300,000,000
May 1, 2009	Series No. 20 due 2019	$400,000,000	None
November 1, 2010	Series No. 21 due 2020	$400,000,000	None
August 1, 2011	Series No. 22 due 2041	$250,000,000	$250,000,000
September 1, 2012	Series No. 23 due 2022	$300,000,000	None
	and
	Series No. 24 due 2042	$500,000,000	$500,000,000
March 1, 2013	Series No. 25 due 2023	$250,000,000	None
	and
	Series No. 26 due 2043	$250,000,000	$250,000,000
March 1, 2014	Series No. 27 due 2044	$300,000,000	$300,000,000
May 1, 2015	Series No. 28 due 2025	$250,000,000	None
June 1, 2016	Series No. 29 due 2046	$250,000,000	$250,000,000
June 1, 2017	Series No. 30 due 2047	$400,000,000	$400,000,000
June 1, 2018	Series No. 31 due 2028	$350,000,000	$350,000,000
	and
	Series No. 32 due 2048	$350,000,000	$350,000,000

SCHEDULE B-1

March 1, 2019	Series No. 33 due 2049	$400,000,000	$400,000,000

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding

August 1, 2019	Series No. 34 due 2050	$550,000,000	$550,000,000
May 1, 2020	Series No. 35 due 2051 and Series No. 36 due 2031	$375,000,000 $375,000,000	$375,000,000 $375,000,000
February 1, 2021	Series No. 37 due 2031	$750,000,000	$750,000,000
May 1, 2022	Series No. 38 due 2032 and Series No. 39 due 2052	$300,000,000 $400,000,000	$300,000,000 $400,000,000
March 1, 2023	Series No. 40 due 2053	$850,000,000	$850,000,000
April 1, 2024	Series No. 41 due 2034 and Series No. 42 due 2054	$850,000,000 $750,000,000	$850,000,000 $750,000,000
March 1, 2025	Series No. 43 due 2055	$800,000,000	$800,000,000
August 1, 2025	Series No. 44 due 2035	$800,000,000	$800,000,000

SCHEDULE B-2

SCHEDULE C

DESCRIPTION OF PROPERTY

The following properties are in the State of Colorado and the counties thereof:

1. Singing Grass Substation

DESCRIPTION, of a 5.00 acre tract of land in the Southeast Quarter (SEl/4) of Section 4, Township 10 South, Range 49 West of the 6th Principal Meridian, Kit Carson County, Colorado; said tract being part of that certain tract of land in Warranty Deed to Ervin R Jones and Marilynne K. Jones recorded in Instrument No. 00572439 of the Official Public Records of Kit Carson County, Colorado; said tract being more particularly described as follows:

COMMENCING at a 3-inch Aluminum Disk stamped “CODOT PLS 10734” found for corner at the Southeast comer of said Section 4, said point being the Southeast comer of said Ervin R. Jones and Marilynne K. Jones tract;

THENCE North 55 degrees, 21 minutes, 54 seconds West, into said Section 4 and into said Ervin R Jones and Marilynne K. Jones tract, a distance of 127 .63 feet to the POINT OF BEGINNING;

THENCE North 89 degrees, 41 minutes, 12 seconds West a distance of 466.69 feet to a point for comer; from said point a 3” Aluminum cap stamped “T10SR49W WC 2.0 S5S4 S9 S8 2015 PLS 32439” found at the Southwest comer of said Section 4 bears South 85 degrees, 40 minutes, 25 seconds West a distance of 4679.92 feet;

THENCE North 00 degrees, 18 minutes, 48 seconds East, a distance of 466.69 feet to a point for comer;

THENCE South 89 degrees, 41 minutes, 12 seconds East, a distance of 466.69 feet to a point for comer;

THENCE South 00 degrees, 18 minutes, 48 seconds West, a distance of 466.69 feet to the POINT OF BEGINNING;

CONTAINING 217,800 square feet or 5.00 acres of land, more or less

SCHEDULE C-1

SCHEDULE D

This Schedule D covers all right, title and interest, if any, of Public Service Company of Colorado in goods, fixtures or improvements located on the lands described below in this Schedule D but does not include, and is not intended to encumber, any fee or leasehold interest in the described lands themselves.

TOWNER WIND PROJECT:

1.  Fee Owner: Benbrook Farms, LLC, an Oklahoma Limited Liability Company

Tract 1:

Leasehold and Easement pursuant to that certain Wind Lease and Easement dated March 4, 2019 by and between Benbrook Farms, LLC, an Oklahoma Limited Liability Company, and Invenergy Wind Development LLC, a Delaware limited liability company, recorded April 22, 2019 as Reception No. 283259 in Public Records of Kiowa County, Colorado; as affected by that certain Reinstatement and First Amendment to Wind Lease and Easement Agreement dated August 2, 2021, and recorded September 22, 2021 as Reception No. 285229 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy III LLC, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 13, 2024, by and between Towner Wind Energy III LLC and Towner Wind Energy LLC, recorded August 13, 2024 as Reception No. 288220 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement and Reservation of Easement, dated April 16, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded April 16, 2025 as Reception No. 288687 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 3:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112910241, LYING WITHIN THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 20 SOUTH, RANGE 44 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINES:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 20 SOUTH, RANGE 44 WEST OF THE 6TH P.M. BEARING NORTH 89°52’03” EAST, FROM THE SOUTHWEST CORNER OF SAID SECTION 11, BEING MONUMENTED BY A 3/4” IRON PIPE WITH A 2-1/2” ALUMINUM CAP, STAMPED “PLS 30087 BRUNDAGE” TO THE SOUTH QUARTER CORNER OF SAID SECTION 11, BEING MONUMENTED BY A 3/4’’ IRON PIPE WITH A 2-1/2” ALUMINUM CAP, STAMPED “PLS 30087 BRUNDAGE” WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 10;

THENCE NORTH 03°10’42” WEST, ALONG THE EAST LINE OF SAID SOUTHEAST QUARTER, A DISTANCE OF 579.02 FEET TO A THE POINT OF BEGINNING (A);

THENCE SOUTH 27°10’51” WEST, A DISTANCE OF 259.25 FEET TO A POINT ON THE NORTH LINE OF THE COUNTY ROAD E RIGHT-OF-WAY AND THE POINT OF TERMINUS (A), SAID POINT BEARING NORTH 23°25’15” WEST, A DISTANCE OF 378.70 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION 10.

TOGETHER WITH:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA

SCHEDULE D-1

COUNTY ASSESSORS PARCEL NO. 112910241, LYING WITHIN THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 20 SOUTH, RANGE 44 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 10;

THENCE NORTH 34°02’20” WEST, A DISTANCE OF 333.89 FEET TO A POINT ON THE SOUTH LINE OF THE COUNTY ROAD E RIGHT-OF-WAY AND THE POINT OF BEGINNING (B);

THENCE SOUTH 27°10’51” WEST, A DISTANCE OF 327.87 FEET TO A POINT ON THE SOUTH LINE OF SAID SOUTHEAST QUARTER AND THE POINT OF TERMINUS (B), SAID POINT BEARING SOUTH 87°27’07” WEST, ALONG SAID SOUTH LINE, A DISTANCE OF 337.00 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION 10.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

BOTH SEGMENTS (A) AND (B) TOGETHER CONTAIN 2.022 ACRES OF LAND, MORE OR LESS, OR 88,068 SQUARE FEET.

2.  Fee Owner: Pawnee River Farms, LLLP, a Colorado limited liability limited partnership, as to Parcel 1; Christopher Stum and Jennifer Stum, as to Parcel 2

Tract 2:

Leasehold and Easement pursuant to that certain Wind Lease and Easement dated August 27, 2018 by and between Pawnee River Farms, LLLP, and Invenergy Wind Development LLC, a Delaware limited liability company, recorded October 17, 2018 as Reception No. 282830 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

All of Section Nine (9), Township Twenty (20) South, Range Forty-Two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

Parcel 2:

The Northwest Quarter of the Southwest Quarter (NW1⁄4SW1⁄4) of Section Ten (10), Township Twenty (20) South, Range Forty-Two (42) West of the Sixth (6th) Principal Meridian, Kiowa County Colorado.

3.  Fee Owner: Thunderbird Livestock & Land, Inc., a Colorado corporation

Tract 3:

Leasehold and Easement pursuant to that certain Wind Lease and Easement dated August 27, 2018 by and between Thunderbird Livestock & Land, Inc., and Invenergy Wind Development LLC, a Delaware limited liability company recorded October 17, 2018 as Reception No. 282831 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated October 12, 2020, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded October 14, 2020 as Reception No. 284340 in Public Records of Kiowa County, Colorado; as amended by that certain First Amendment to Wind Lease and Easement Agreement dated November 12, 2024, recorded January 8, 2025 as Reception No. 288497 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

SCHEDULE D-2

The Northwest Quarter (NW1⁄4) of Section One (1), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 2:

The West Half (W1⁄2) of Section Thirty-five (35), Township Eighteen (18) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado; and

The Southeast Quarter of the Southeast Quarter (SE1⁄4SE1⁄4) of Section Thirty-five (35), Township Eighteen (18) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

Parcel 3:

The Southwest Quarter (SW1⁄4) of Section Thirty-six (36), Township Eighteen (18) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 4:

The West Half (W1⁄2) of the Southwest Quarter (SW1⁄4) of Section Thirteen (13), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 5:

All of Section Fifteen (15), in Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 6:

All of Section Sixteen (16), Township Nineteen (19) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

Parcel 7:

All of Section Fourteen (14), in Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

LESS AND EXCEPT A tract of land lying in the North Half (N 1⁄2) of the Northwest Quarter (NW 1⁄4) of Section 14, Township 19 South, Range 42 West of the 6th P.M., being more particularly described as follows: Beginning at the Northwest corner of said Section 14 as monumented by a 3⁄4” rebar and 2 1⁄2 “ aluminum cap marked BRUNDAGE, PLS 30087 and considering the North line of said Section 14 (as monumented by a 5/8” rebar and 2” aluminum cap marked BRUNDAE, PLS 30087 at its East end), bearing S88°32’41” E, with all other bearings contained herein being relative thereto; thence S88°32’41” E, along the North line of said Section 14, a distance of 1292.89 feet to the TRUE POINT OF BEGINNING; thence continuing S88°32’41” E, 551.22 feet; thence S2°25’45” W, 589.29 feet; thence N87°57’29” W, 525.00 feet; thence N0°08’14” W, 584.06 feet to the True Point of Beginning, this tract contains 7.24 acres, as conveyed in Warranty Deed recorded as Reception No. 269155 in Public Records of Kiowa County, Colorado.

Parcel 8:

The Northwest Quarter (NW 1⁄4) and the Southwest Quarter (SW 1⁄4) of Section Seventeen (17), Township Nineteen (19) South, Range Forty-two (42), West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

Parcel 9:

All of Section Twenty (20) in Township Nineteen (19) South, Range Forty-Two (42) West of the 6th P.M., Kiowa County, Colorado.

SCHEDULE D-3

LESS AND EXCEPT A tract of land lying in the SE 1⁄4 SE 1⁄4 of Section 20, Township 19 South, Range 42 West of the 6th P.M., being more particularly described as follows: Beginning at the Southeast corner of said Section 20 as monumented by a 3⁄4” rebar and 2 1⁄2” aluminum cap marked, BRUNDAGE, PLS 30087 and considering the East line of said Section 20, (as monumented by a similar rebar and at its North end), bearing S0° 22’ 51” E, with all other bearings contained herein being relative thereto; thence S89° 39’ 36” W, along the South line of said Section 20, a distance of 685.00 feet; thence N0° 22’ 51” W, 635.91 feet; thence N89° 39’ 36” E, 685.00 feet to a point on the East line of said Section 20, thence S0° 22’ 51” E, 635.91 feet to the point of beginning. The tract contains 10.00 acres, as conveyed in Warranty Deed recorded as Reception No. 269154 in Public Records of Kiowa County, Colorado.

Parcel 10:

All of Section Twenty-one (21) in Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 11:

The Southwest Quarter (SW 1⁄4), and the West Half (W 1⁄2) of the Southeast Quarter (SE 1⁄4), and the North Half (N 1⁄2), and East Half of the Southeast Quarter (E 1⁄2 SE 1⁄4) of Section Twenty-two (22), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 12:

The Northwest Quarter (NW 1⁄4) of Section Twenty-three (23), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 13:

The West Half (W 1⁄2) of the Northwest Quarter (NW 1⁄4) of Section Twenty-four (24), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 14:

The Northwest Quarter (NW 1⁄4) of Section Twenty-seven (27), Township Nineteen (19) South, Range Forty-two (42) West of the 6th Principal Meridian, Kiowa County, Colorado; and

The Northeast Quarter (NE 1⁄4) of Section Twenty-seven (27), Township Nineteen (19) South, Range Forty-two (42) West of the 6th Principal Meridian.

Parcel 15:

The East Half (E 1⁄2) of Section Twenty-eight (28), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 16:

The Southeast Quarter (SE 1⁄4) of Section Twenty-nine (29), Township Nineteen (19) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado; and

The Northwest Quarter (NW 1⁄4) of Section Twenty-nine (29), Township Nineteen (19) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado; and

The Northeast Quarter (NE 1⁄4) of Section Twenty-nine (29), Township Nineteen (19) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

Parcel 17:

The Northeast Quarter (NE 1⁄4) of Section Thirty-two (32), in Township Nineteen (19) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

SCHEDULE D-4

Parcel 18:

The East Half (E 1⁄2) of Section Eight (8), Township Twenty (20) South, Range Forty-Two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

4.  Fee Owner: Barbara A. Keener, Trustee of the Barbara A. Keener Trust Under Trust Agreement Dated November 24, 2014, as to an undivided one-half interest; and Amy Walker, Trustee of the Amy Walker Property Trust Under Trust Agreement Dated The 24th day of March 2023, as to an undivided one-quarter interest; and Kristen Scoggin, Trustee of the Kristen Scoggin Property Trust Under Trust Agreement Dated The 24th day of March 2023, as to an undivided one-quarter interest

Tract 4:

Leasehold and Easement pursuant to that certain unrecorded Lease and Easement Agreement dated November 5, 2004, by and between the George E. Hertlein Rev. Trust and the Myrland M. Rev. Trust, and Flying Cloud, LLC, as evidenced by that certain Memorandum of Lease and Easement Agreement dated November 5, 2004, recorded December 21, 2004, in Book 439, Page 606, in Public Records of Kiowa County, Colorado; as amended by that certain First Amendment to Memorandum of Lease and Easement Agreement dated April 24, 2008, recorded September 2, 2008, as Reception No. 266279, in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated November 17, 2008, by and between Flying Cloud, LLC, and EC&R Colorado, LLC, a Delaware limited liability company, recorded January 9, 2009, as Reception No. 266693, in Public Records of Kiowa County, Colorado; as amended by that certain Second Amendment to Memorandum of Lease and Easement Agreement dated November 11, 2009, by and between George E. Hertlein Rev. Trust and Myrland M. Hertlein Rev. Trust and EC&R Development, LLC, recorded December 8, 2009, as Reception No. 267810, in Public Records of Kiowa County, Colorado; as amended by that certain Memorandum of Third Amendment to Lease and Easement Agreement dated October 31, 2010, recorded December 12, 2010, as Reception No. 268772, in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated June 10, 2014, by and between EC&R Colorado, LLC, a Delaware limited liability company, and Invenergy Wind Development LLC, a Delaware limited liability company, recorded June 24, 2014, as Reception No. 279274, in Public Records of Kiowa County, Colorado; as amended by that certain Memorandum of Fourth Amendment to Lease and Easement Agreement dated July 15, 2019, recorded December 5, 2019, as Reception No. 283763, in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company and Towner Wind Energy III LLC, a Delaware limited liability company, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 13, 2024, by and between Towner Wind Energy III LLC, a Delaware limited liability company and Towner Wind Energy LLC, a Delaware limited liability company, recorded September 13, 2024 as Reception No. 288219 in Public Records of Kiowa County, Colorado; as amended by that certain Amended and Restated Wind Lease and Easement Agreement, dated September 24, 2024, and recorded March 26, 2025, as Reception No. 288647, in the Official Records of Kiowa County, Colorado, and that certain Acknowledgement and Agreement, dated April 8, 2025, and recorded April 14, 2025, as Reception No. 288667, in the Official Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement and Reservation of Easement, dated April 16, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded April 16, 2025 as Reception No. 288687.

Legal Description:

Parcel 1:

150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112911500, LYING WITHIN THE NORTH HALF OF SECTION 6, TOWNSHIP 20 SOUTH, RANGE 43 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA

SCHEDULE D-5

COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE NORTH LINE OF SECTION 2, TOWNSHIP 20 SOUTH, RANGE 44 WEST OF THE 6TH P.M. BEARING NORTH 87°26’07” EAST, FROM THE NORTHWEST CORNER OF SAID SECTION 2, BEING MONUMENTED BY A 3-1/4” ALUMINUM CAP IN CONCRETE, STAMPED “PLS 10586 1998” TO THE NORTHEAST CORNER OF SAID SECTION 2, BEING MONUMENTED BY A SQUARE HEAD IRON ROD, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 2;

THENCE SOUTH 84°43’06” EAST, TO A POINT ON THE EAST LINE OF THE COUNTY ROAD 67 RIGHT-OF-WAY, A DISTANCE OF 5,428.38 FEET TO THE POINT OF BEGINNING;

THENCE NORTH 87°53’00” EAST, A DISTANCE OF 5,242.93 FEET TO A POINT ON THE EAST LINE OF SAID NORTH HALF AND THE POINT OF TERMINUS, SAID POINT BEARING SOUTH 88°21’11” EAST, A DISTANCE OF 10,649.09 FEET FROM THE NORTHEAST CORNER OF SAID SECTION 2.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

CONTAINING 18.054 ACRES OF LAND, MORE OR LESS, OR 786,440 SQUARE FEET.

Parcel 3:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112911500, LYING WITHIN THE NORTH HALF OF SECTION 1, TOWNSHIP 20 SOUTH, RANGE 44 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE NORTH LINE OF SECTION 2, TOWNSHIP 20 SOUTH, RANGE 44 WEST OF THE 6TH P.M. BEARING NORTH 87°26’07” EAST, FROM THE NORTHWEST CORNER OF SAID SECTION 2, BEING MONUMENTED BY A 3-1/4” ALUMINUM CAP IN CONCRETE, STAMPED “PLS 10586 1998” TO THE NORTHEAST CORNER OF SAID SECTION 2, BEING MONUMENTED BY A SQUARE HEAD IRON ROD, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 1;

THENCE SOUTH 05°18’38” EAST, A DISTANCE OF 700.09 FEET TO A POINT ON THE EAST LINE OF THE HIGHWAY 385 RIGHT-OF-WAY AND THE POINT OF BEGINNING;

THENCE NORTH 87°53’00” EAST, A DISTANCE OF 5,284.18 FEET TO A POINT ON THE WEST LINE OF THE COUNTY ROAD 67 RIGHT-OF-WAY AND THE POINT OF TERMINUS, SAID POINT BEARING SOUTH 84°38’09” EAST, A DISTANCE OF 5,368.89 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 1.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

CONTAINING 18.196 ACRES OF LAND, MORE OR LESS, OR 792,627 SQUARE FEET.

5.  Fee Owner: Rodney Dean Hopkins a/k/a Rodney D. Hopkins and Linda Hopkins a/k/a Linda C. Hopkins, not as tenants in common but as to joint tenants

Tract 5:

Leasehold and Easement pursuant to that certain Wind Lease and Easement dated May 18, 2018 by and between Rodney Dean Hopkins and Linda Hopkins, joint tenants and Invenergy Wind Development LLC, a Delaware limited liability company recorded June 25, 2018 as Reception No. 282603 in Public Records of Kiowa County, Colorado; as affected by that certain Reinstatement and First Amendment to Wind Lease and Easement Agreement dated February 24, 2022, and recorded April 26, 2022 as Reception No. 285863 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and

SCHEDULE D-6

Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

The East Half (E 1⁄2) of Section Ten (10), in Township Nineteen (19) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 2:

Lots Three (3) and Four (4) of Section Thirty-two (32), Township Nineteen (19) South, Range Forty-one (41) West of the 6th P.M., Kiowa County, Colorado.

6.  Fee Owner: Michael K. Arns and Sharon C. Arns

Tract 6:

Leasehold and Easement pursuant to that certain Wind Lease and Easement dated July 5, 2018 by and between Michael K. and Sharon C. Arns, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 26, 2018 as Reception No. 282674 in Public Records of Kiowa County, Colorado; as affected by that certain Reinstatement and First Amendment to Wind Lease and Easement Agreement dated July 26, 2021, and recorded November 4, 2021 as Reception No. 285366 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

The West Half (W1⁄2) of Section Twenty-eight (28), in Township Nineteen (19) South, Range Forty-two (42) West of the Sixth Principal Meridian in Kiowa County, Colorado.

7.  Fee Owner: Evan L. Hopkins a/k/a Evan Lee Hopkins and Jennifer Hopkins a/k/a Jennifer Jean Hopkins, not as tenants in common but as to joint tenants

Tract 6a:

Leasehold and easement pursuant to that certain Wind Lease and Easement Agreement dated August 3, 2018, by and between Evan Lee Hopkins and Jennifer Jean Hopkins and Invenergy Wind Development LLC, a Delaware limited liability company, recorded October 22, 2018, as Reception No. 282848, in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado; as amended by First Amendment to Wind Lease and Easement Agreement dated April 26, 2024, recorded May 21, 2024, as Reception No. 288045 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

LOTS THREE (3) AND FOUR (4). THE EAST HALF OF THE SOUTHWEST QUARTER (E1/2SW1/4), OF SECTION EIGHTEEN (18), IN TOWNSHIP NINETEEN (19) SOUTH, RANGE FORTY-ONE (41) WEST OF THE SIXTH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO.

Parcel 2:

SCHEDULE D-7

THE SOUTHWEST QUARTER (SW1/4) OF SECTION NINE (9), IN TOWNSHIP NINETEEN (19) SOUTH, RANGE FORTY-TWO (42) WEST OF THE SIXTH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO.

Parcel 3:

THE EAST HALF (E1/2) OF SECTION EIGHTEEN (18), IN TOWNSHIP NINETEEN (19) SOUTH, RANGE FORTY-ONE (41) WEST OF THE SIXTH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO.

8.  Fee Owner: Donald D. Butler and Darla L. Butler, a/k/a Darla Butler, not as tenants in common but as joint tenants, as to Parcel 1b; and Douglas Leroy Butler, as to Parcel 1a

Tract 7:

Leasehold and Easement pursuant to that certain Wind Lease and Easement dated October 18, 2018 by and between Donald D. Butler and Darla L. Butler, and Invenergy Wind Development LLC, a Delaware limited liability company recorded November 15, 2018 as Reception No. 282905 and recorded December 12, 2018 as Reception No. 282985 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

N1/2 S1/2, SW1/4 SW1/4, SE1/4 SW1/4, NW1/4 Section Thirty-six (36), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M. Kiowa County, Colorado.

NOTE: THE ABOVE DESCRIPTION IS ALSO DESCRIBED AS:

Parcel 1a:

The North Half of the Southeast Quarter; the North Half of the Southwest Quarter; and the Northwest Quarter of Section Thirty-six (36), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M. Kiowa County, Colorado.

AND

A tract of land lying in the Southeast Quarter of the Southwest Quarter of Section Thirty-six (36), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M. Kiowa County, Colorado, being more particularly described as follows:

Beginning at the Southeast corner of the Southwest Quarter of said 36 as monumented by a 3⁄4” rebar and 2-1/2” aluminum cap marked BRUNDAGE, PLS 30087 and considering the South line of said Southwest Quarter as monumented by a similar rebar and cap at its West end, bearing North 89 degrees 41 minutes 37 seconds West with all other bearings contained herein being relative thereto; thence North 89 degrees 41 minutes 37 seconds West, along the South line of said Southwest Quarter, a distance of 602.79 feet; thence North 3 degrees 26 minutes 10 seconds East, 1320.53 feet to a point on the North line of said Southeast Quarter of the Southwest Quarter; thence South 89 degrees 40 minutes 43 seconds East, 522.41 feet to the Northeast corner of said Southeast Quarter of the Southwest Quarter; thence South 0 degrees 03 seconds 12 minutes East, 1318.45 feet to the point of beginning.

SCHEDULE D-8

Parcel 1b:

SW1/4 SW1/4 and the SE1/4 SW1/4, Section 36, Township 19 South, Range 42 West of the 6th P.M. Kiowa County, Colorado, EXCEPT A tract of land lying in the Southeast Quarter of the Southwest Quarter of Section 36, Township 19 South, Range 42 West of the 6th P.M. Kiowa County, Colorado, being more particularly described as follows:

Beginning at the Southeast corner of the Southwest Quarter of said 36 as monumented by a 3⁄4” rebar and 2-1/2” aluminum cap marked BRUNDAGE, PLS 30087 and considering the South line of said Southwest Quarter as monumented by a similar rebar and cap at its West end, bearing North 89 degrees 41 minutes 37 seconds West with all other bearings contained herein being relative thereto; thence North 89 degrees 41 minutes 37 seconds West, along the South line of said Southwest Quarter, a distance of 602.79 feet; thence North 3 degrees 26 minutes 10 seconds East, 1320.53 feet to a point on the North line of said Southeast Quarter of the Southwest Quarter; thence South 89 degrees 40 minutes 43 seconds East, 522.41 feet to the Northeast corner of said Southeast Quarter of the Southwest Quarter; thence South 0 degrees 03 seconds 12 minutes East, 1318.45 feet to the point of beginning.

9.   Fee Owner: Matthew Sanders

Tract 8:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated March 17, 2021 by and between Matthew Sanders, and Invenergy Wind Development LLC, a Delaware limited liability company recorded May 6, 2021, as Reception No. 284899 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Lots One (1) and Two (2), The South Half of the North East Quarter (S1/2NE1/4), sometimes known as the North East Quarter (NE1/4), of Section Four (4), in Township Twenty (20) South, Range Forty-two (42) West of the Sixth Principal Meridian in Kiowa County, Colorado.

10.  Fee Owner: The Leo and Kathryn Specht Living Trust dated June 25, 2025

Tract 9:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated August 3, 2018 by and between Kathryn M. Weber Specht, and Invenergy Wind Development LLC, a Delaware limited liability company recorded October 22, 2018, as Reception No. 282856 in Public Records of Kiowa County, Colorado; as amended by that First Amendment to Wind Lease and Easement dated November 29, 2022, and recorded January 5, 2023 as Reception No. 286694 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated January 18, 2024, by and between Invenergy Wind Development LLC, a Delaware limited liability company, Assignor, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded January 22, 2024, as Reception No. 287740 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 13, 2024, by and between Towner Wind Energy III LLC, a Delaware limited liability company, Assignor,

SCHEDULE D-9

and Towner Wind Energy LLC, a Delaware limited liability company, Assignee, recorded August 13, 2024 as Reception No. 288220 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement and Reservation of Easement, dated April 16, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded April 16, 2025 as Reception No. 288687.

Legal Description:

Parcel 1:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112913779, LYING WITHIN THE EAST HALF OF SECTION 27, TOWNSHIP 19 SOUTH, RANGE 43 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE SOUTH LINE OF SECTION 36, TOWNSHIP 19 SOUTH, RANGE 43 WEST OF THE 6TH P.M. BEARING NORTH 88°00’21” EAST, FROM THE SOUTHWEST CORNER OF SAID SECTION 36, BEING MONUMENTED BY A 2-1/2” ALUMINUM CAP, STAMPED “SAM PLS 38771 2022” TO THE SOUTHEAST CORNER OF SAID SECTION 36, BEING MONUMENTED BY A 2-1/2” ALUMINUM CAP, STAMPED “SAM PLS 38771 2022”, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 36;

THENCE NORTH 30°21’31” WEST, A DISTANCE OF 11,902.55 FEET TO A POINT ON THE NORTH LINE OF SAID EAST HALF AND THE POINT OF BEGINNING;

THENCE SOUTH 02°45’06” EAST, A DISTANCE OF 5,278.23 FEET TO A POINT ON THE SOUTH LINE OF SAID EAST HALF AND THE POINT OF TERMINUS, SAID POINT BEARING NORTH 49°03’39” WEST, A DISTANCE OF 7,628.04 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 36.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

CONTAINING 18.158 ACRES OF LAND, MORE OR LESS, OR 791,735 SQUARE FEET.

Parcel 3:

Section 11: All, Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 4:

Section 12: S1/2, Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 5:

Section 13: NW1/4, Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

11.  Fee Owner: J.J. Schneider Farms, LLLP, a Colorado Limited Partnership

Tract 10:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated February 14, 2019 by and between J.J. Schneider Farms, LLLP, a Colorado limited liability limited partnership, and Invenergy Wind Development LLC, a Delaware limited liability company recorded May 14, 2019 as Reception No. 283315 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated October 12, 2020 by and between Invenergy Wind

SCHEDULE D-10

Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded October 14, 2020 as Reception No. 284340 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement and Reservation of Easement, dated April 16, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded April 16, 2025 as Reception No. 288687; as assigned by that certain Assignment and Assumption Agreement, dated July 31, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded July 31, 2025 as Reception No. 288910; as amended by that certain Scrivener Error Affidavit, dated August 12, 2025, recorded August 12, 2025, as Reception No. 288932; as assigned by that certain Assignment and Assumption Agreement, dated August 14, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy II LLC, a Delaware limited liability company, recorded August 18, 2025 as Reception No. 288934 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 33:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112933084, LYING WITHIN THE NORTH HALF OF SECTION 19, TOWNSHIP 19 SOUTH, RANGE 42 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE NORTH LINE OF THE NORTH HALF OF SECTION 19, TOWNSHIP 19 SOUTH, RANGE 42 WEST OF THE 6TH P.M. BEARING NORTH 87°54’39” EAST, FROM THE NORTHWEST CORNER OF SAID SECTION 19, BEING MONUMENTED BY A 2-1/2” ALUMINUM CAP, STAMPED “2001 BRUNDAGE PLS 30087” TO THE NORTHEAST CORNER OF SAID SECTION 19, BEING MONUMENTED BY A 3/4 REBAR, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 19;

THENCE SOUTH 02°26’52” EAST, ALONG THE WEST LINE OF SAID NORTH HALF, A DISTANCE OF 153.64 FEET TO THE POINT OF BEGINNING;

THENCE NORTH 87°36’42” EAST, A DISTANCE OF 5,302.27 FEET TO A POINT ON THE EAST LINE OF SAID NORTH HALF AND THE POINT OF TERMINUS, SAID POINT BEARING SOUTH 01°59’46” EAST, A DISTANCE OF 125.96 FEET FROM THE NORTHEAST CORNER OF SAID SECTION 19.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

12.  Fee Owner: Leo and Kathryn Specht Living Trust dated June 25, 2025

Tract 11:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated August 3, 2018 by and between Leo M. and Kathryn M. Weber Specht, and Invenergy Wind Development LLC, a Delaware limited liability company recorded October 22, 2018 as Reception No. 282851 in Public Records of Kiowa County, Colorado; as amended by that certain Reinstatement and First Amendment to Wind Lease and Easement Agreement dated November 29, 2022, recorded January 26, 2023 as Reception No. 286787 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company,

SCHEDULE D-11

recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 2:

Lots Three (3) and Four (4), the East Half of the South West Quarter (E1⁄2SW1⁄4) and the South East Quarter (SE1⁄4) of Section Seven (7), in Township Nineteen (19) South, Range Forty-one (41) West of the Sixth Principal Meridian, County of Kiowa, State of Colorado.

Parcel 3:

Lots One (1) and Two (2), the East Half of the North West Quarter (E1⁄2NW1⁄4) of Section Eighteen (18), in Township Nineteen (19) South, Range Forty-one (41) West of the Sixth Principal Meridian, County of Kiowa, State of Colorado.

Parcel 4:

The Northeast Quarter (NE1⁄4) of Section Twenty-seven (27) less a tract of land beginning at the NE Corner of said Section 27; thence S01°06’30“E along the east line of said Section 27, 520.00 feet thence S89°28’00“W, 575.00 feet; thence N01°06’30“W, 520.00 feet; thence N89°28’00“E along the north line of said Section 27, 575.00 feet back to the true point of beginning a total area of 6.86 acres and All that part of the Southeast Quarter (SE1⁄4) of Section Twenty-two (22), situate, lying and being South of Colorado State Highway 96 less a tract of land being 1.61 acres more particularly described as beginning at the SE Corner of said Section 22; thence S89°28’00“W along the south line of said Section 22, 575.00 feet; thence N01°06’30“W, 139.43 feet; thence N89°10’40“E, 449.97 feet; thence S34°46’30“E, 171.40 feet; thence N89°28’00“E, 30.00 feet back to the true point of beginning; all in Township Eighteen (18) South, Range Forty-two (42) West of the 6th P.M., and

The Northwest Quarter (NW1⁄4), of Section Twenty-seven (27) and that part of the Southwest Quarter (SW1⁄4) of Section Twenty-two (22) lying and being south of Colorado State Highway No. 96 containing 8 acres more or less, less .357 sold to the Department of Highways, State of Colorado, all in Township Eighteen (18) South, Range Forty-two (42) West of the Sixth Principal Meridian, County of Kiowa, State of Colorado.

Parcel 5:

The Southeast Quarter (SE1⁄4) of Section Thirty-four (34), in Township Eighteen (18) South, Range Forty-two (42) West of the Sixth Principal Meridian, County of Kiowa, State of Colorado.

Parcel 6:

The Southwest Quarter (SW 1⁄4) of Section Twenty-five (25), in Township Nineteen (19) South, Range Forty-two (42) West of the Sixth Principal Meridian, County of Kiowa, State of Colorado.

13.  Fee Owner: Christy L. Hopkins and Cheri L. Hopkins not as tenants in common but as joint tenants

Tract 12:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated August 3, 2018 by and between Cheri L. Hopkins and Christy Lynn Hopkins, and Invenergy Wind Development LLC, a Delaware limited liability company recorded October 22, 2018, as Reception No. 282850 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

The East Half (E1/2) of Section Twenty-four (24), in Township Nineteen (19) South, Range Forty-two (42)

SCHEDULE D-12

West of the Sixth Principal Meridian, Kiowa County, Colorado.

14.  Fee Owner: Remlap Farms, LLC

Tract 13:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated October 4, 2018 by and between Andrews Farms, LLC, and Invenergy Wind Development LLC, a Delaware limited liability company recorded November 20, 2018 as Reception No. 282929 in Public Records of Kiowa County, Colorado; as affected by that certain Affidavit (For Scrivener’s Error) dated March 20th, 2024, recorded April 3, 2024 as Document No. 287952, in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 13, 2024, by and between Towner Wind Energy III LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 13, 2024 as Reception No. 288220 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement and Reservation of Easement, dated April 16, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded April 16, 2025 as Reception No. 288687.

Legal Description:

Parcel 2:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112910091, LYING WITHIN THE SOUTH HALF OF SECTION 22, TOWNSHIP 19 SOUTH, RANGE 43 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE EAST LINE OF THE NORTH HALF OF SECTION 24, TOWNSHIP 19 SOUTH, RANGE 43 WEST OF THE 6TH P.M. BEARING SOUTH 02°26’52” EAST, FROM THE NORTHEAST CORNER OF SAID SECTION 24, BEING MONUMENTED BY A 2-1/2” ALUMINUM CAP, STAMPED “2001 BRUNDAGE PLS 30087” TO THE EAST QUARTER CORNER OF SAID SECTION 24, BEING MONUMENTED BY A 2-1/2” ALUMINUM CAP, STAMPED “SAM PLS 38771 2022”, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 24;

THENCE SOUTH 73°46’45” WEST, A DISTANCE OF 11,107.28 FEET TO A POINT ON THE NORTH LINE OF SAID SOUTH HALF AND THE POINT OF BEGINNING;

THENCE SOUTH 01°40’03” EAST, A DISTANCE OF 2,173.45 FEET;

THENCE SOUTH 02°45’06” EAST, A DISTANCE OF 457.10 FEET TO A POINT ON THE SOUTH LINE OF SAID SOUTH HALF AND THE POINT OF TERMINUS, SAID POINT BEARING SOUTH 61°33’10” WEST, A DISTANCE OF 12,032.81 FEET FROM THE NORTHEAST CORNER OF SAID SECTION 24.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

CONTAINING 9.058 ACRES OF LAND, MORE OR LESS, OR 394,582 SQUARE FEET.

Parcel 5:

All of Section Eight (8), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa

SCHEDULE D-13

County, Colorado.

15.  Fee Owner: Douglas LeRoy Butler

Tract 14:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 10, 2019 by and between Douglas Leroy Butler, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 19, 2019 as Reception No. 283443 in Public Records of Kiowa County, Colorado; as amended by that certain Reinstatement and First Amendment to Wind Lease and Easement Agreement dated October 4, 2021, recorded November 12, 2021 as Reception No. 285384 in Public Records of Kiowa County, Colorado; as assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated February 11, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy IV LLC, a Delaware limited liability company, recorded February 13, 2025 as Reception No. 288552 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated April 8, 2025, by and between Towner Wind Energy IV LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded April 14, 2025 as Reception No. 288668 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

The Northeast Quarter (NE 1⁄4) of Section Thirty-six (36), in Township Nineteen (19) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 2:

Southwest Quarter of the Southeast Quarter (SW1/4SE1/4) of Section Thirty-six (36), in Township Nineteen (19) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

16. Fee Owner: CK Farms, LLC, a Kansas limited liability company, as to 1⁄2 interest; Maloglo Farms, LLC, a Kansas limited liability company, as to 1⁄2 interest

Tract 15:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated October 22, 2018 by and between CK Farms, LLC and Maloglo Farms, LLC, and Invenergy Wind Development LLC, a Delaware limited liability company December 19, 2018 as Reception No. 283009 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

North Half (N1⁄2) of Section Seven (7), Township Nineteen (19) South, Range Forty-one (41) West of the 6th P.M., Kiowa County, Colorado.

Parcel 2:

Lots One (1) and Two (2) of Section Eight (8), Township Nineteen (19) South, Range Forty-one (41) West of the 6th P.M., Kiowa County, Colorado.

SCHEDULE D-14

Parcel 5:

Northeast Quarter (NE1⁄4) of Section Twelve (12), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

17.  Fee Owner: Norman L. Arends Living Trust dated August 19, 2006, as to an undivided one-half interest and Beverly Kay Arends Living Trust dated August 19, 2006, as to an undivided one-half interest

Tract 16:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated September 12, 2018 by and between Beverly Kay Arends Living Trust, dated August 19, 2006, and Norman L. Arends Living Trust, dated August 19, 2006, and Invenergy Wind Development LLC, a Delaware limited liability company October 22, 2018 as Reception No. 282852 in Public Records of Kiowa County, Colorado; as affected by that certain Affidavit (For Scrivener’s Error) dated March 20, 2024, recorded April 3, 2024 as Document No. 287953 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

The South West Quarter (SW4) of Section Thirty-four (34), in Township Nineteen (19) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 2:

The South East Quarter (SE4) of Section (11), in Township Twenty (20) South, Range Forty-two (42) West of the Sixth Principal Meridian Kiowa County, Colorado; and

The North Half (N2) and the Southwest (SW4) Quarter of Section (11), in Township Twenty (20) South, Range Forty-two (42) West of the Sixth Principal Meridian Kiowa County, Colorado.

Parcel 3:

The Southwest Quarter (SW4) of Section Twelve (12), in Township Twenty (20) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 4:

The Northeast (NE4) Quarter and the North Half of the Northwest Quarter (N2NW4) of Section Thirty-one (31), in Township Nineteen (19) South, Range Forty-one (41) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 5:

The South Half (S2) and Northeast Quarter (NE4) of Section Twenty-three (23), in Township Nineteen (19) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 6:

The Southwest Quarter (SW4) of Section Twenty-four (24), in Township Nineteen (19) South, Range Forty-two (42) West of Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 7:

The Northwest Quarter (NW4) of Section Twenty-Five (25), in Township Nineteen (19) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

SCHEDULE D-15

Parcel 8:

All of Section Twenty-Six (26) in Township Nineteen (19) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 9:

The South Half (S2) of Section Two (2) in Township Twenty (20) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 10:

The East Half (E2) of Section Three (3), in Township Twenty (20) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 11:

All of Section Thirteen (13) in Township Twenty (20) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 12:

All of Section Fourteen (14) in Township Twenty (20) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 13:

Lots Three (3) and Four (4), The East Half of the South West Quarter (E1/2SW1/4), sometimes known as The South West Quarter (SW 1/4), of Section Eighteen (18), in Township Twenty (20) South, Range Forty-one (41) West of the Sixth Principal Meridian, Kiowa County, Colorado.

18.  Fee Owner: Evan Lee Hopkins and Jennifer Jean Hopkins, not as tenants in common but as to joint tenants, as to an undivided 1⁄2 interest, and; Christy Lynn Hopkins, as to an undivided 1⁄2 interest

Tract 17:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated August 3, 2018 by and between Evan Lee Hopkins, Jennifer Jean Hopkins and Christy Lynn Hopkins, and Invenergy Wind Development LLC, a Delaware limited liability company recorded October 22, 2018 as Reception No. 282858 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Section 32: Lots one (1) and two (2), Township Nineteen (19) South, Range Forty-one (41) West of the 6th P.M., Kiowa County, Colorado.

19.  Fee Owner: Donald W. Weber and McSherry Weber, Not as tenants in common but as joint tenants

Tract 18:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated March 29, 2019 by and between Don and McSherry Weber, and Invenergy Wind Development LLC, a Delaware limited liability company recorded May 2, 2019 as Reception No. 283287 in Public Records of Kiowa County, Colorado; as amended by that certain Reinstatement and First Amendment to Wind Lease and Easement Agreement dated July 19, 2021, recorded November 4, 2021 as Reception No. 285368 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a

SCHEDULE D-16

Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 11:

Section 6: Lots 8, 9, 10, 11 and 12, Township Twenty (20) South, Range Forty-one (41) West of the 6th P.M., Kiowa County, Colorado.

Parcel 12:

Section 1: All, Township Twenty (20) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 13:

Section 2: NE4, Township Twenty (20) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 14:

Section 12: NW4, Township Twenty (20) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

20.  Fee Owner: Daniel M. Specht and Rachel L. Specht, not as tenants in common but as joint tenants

Tract 19:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated August 3, 2018 by and between Daniel M. Specht and Rachel L. Specht, and Invenergy Wind Development LLC, a Delaware limited liability company recorded October 22, 2018 as Reception No. 282857 in Public Records of Kiowa County, Colorado; as affected by that certain Affidavit (For Scrivener’s Error) dated March 20, 2024, recorded April 3, 2024 as Document No. 287955 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado; as amended by that certain First Amendment to Wind Lease and Easement Agreement, dated September 10, 2025, recorded September 15, 2025, as Reception No. 289024 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 2:

The Northwest Quarter (NW1/4) of Section Twenty-six (26), Township Eighteen (18) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 3:

The Southwest quarter of Section 23, lying South of Colorado State Highway No, 96, Township 18 South, Range 42 West of the 6th P.M., EXCEPT that portion as set forth in Decree recorded in Book 135 at Page 325 as Reception No. 107486 for roadway purposes, County of Kiowa, State of Colorado.

SCHEDULE D-17

21.  Fee Owner: Wynona M. Barnes, Trustee of the Wynona M. Barnes Trust, dated April 2, 2004, an undivided one-half (1⁄2) interest; Parcels 1-4, Parcels 5-8 AND; Floyd E. Barnes, Trustee of the Floyd E. Barnes Trust, dated April 2, 2004, an undivided one-half (1⁄2) interest; Parcels 1-4, Parcels 5-8

Tract 20:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated October 3, 2018 by and between Floyd E. Barnes Trust and Wynona M. Barnes Trust, and Invenergy Wind Development LLC, a Delaware limited liability company recorded November 20, 2018 as Reception No. 282927 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado; as amended by First Amendment to Wind Lease and easement Agreement dated April 30, 2024, recorded May 1, 2024, as Reception No. 288015 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated February 11, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company and Towner Wind Energy III LLC, a Delaware limited liability company, recorded February 13, 2025 as Reception No. 288551 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated February 11, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy IV LLC, a Delaware limited liability company, recorded February 13, 2025 as Reception No. 288552 in Public Records of Kiowa County, Colorado. (Parcels 1-8)

Legal Description:

Parcel 3:

Lots Two (2) and the Southeast Quarter of the Northwest Quarter, a/d/a South Half of the Northwest Quarter (S1⁄2NW1⁄4) of Section Thirty-one (31), Township Nineteen (19) South, Range Forty-one (41) West of the Sixth P.M. in Kiowa County, Colorado.

Parcel 4:

The West Half (W1⁄2) (a/d/a Lots 1 through 12 inclusive) of Section Seven (7), Township Twenty (20) South, Range Forty-one (41) West of the Sixth P.M. in Kiowa County, Colorado.

Parcel 5:

The Northwest Quarter (NW1⁄4) of Section Eighteen (18), Township Twenty (20) South, Range Forty-one (41) West of the Sixth P.M. in Kiowa County, Colorado.

Parcel 6:

The Northwest Quarter (NW1⁄4) and the Southeast Quarter (SE1⁄4) of Section Thirty-four (34), Township Nineteen (19) South, Range Forty-two (42) West of the Sixth P.M. in Kiowa County, Colorado.

Parcel 7:

The South Half (S1/2) and the Northeast Quarter (NE1⁄4) all in Section Thirty-five (35), Township Nineteen (19) South, Range Forty-two (42) West of the Sixth P.M. in Kiowa County, Colorado.

LESS AND EXCEPT:

A tract of land lying in the NE1/4SE1/4 of Sec. 35, T.19S., R.42W. of the 6th P.M. being more particularly described as follows: Beginning at the Southeast corner of said Sec. 35 as monumented by a 3⁄4” rebar and 2-1/2” aluminum cap marked BRUNAGE, PLS 30087 and considering the East line of said Sec. 35, (as monumented by a 5/8” rebar and 2” aluminum cap marked BRUNDAGE, PLS 30087 at its North end), bearing assumed N.0°00’00“W. with all other bearings contained herein being relative thereto; thence N.0°00’00“W., along the East line of said Sec. 35, a distance of 1354.73 feet to the TRUE POINT OF

SCHEDULE D-18

BEGINNING; thence N.90°00’00“W., 465.00 feet; thence N.0°00’00“W., 936.77 feet; thence S.90°00’00“E., 465.00 feet to a point on the East line of said Sec. 35; thence S.0°00’00“E., 936.77 feet to the True Point of Beginning. The tract contains 10.00 acres, as conveyed as Reception No. 284886 in Public Records of Kiowa County, Colorado.

22.  Fee Owner: Buller, LLLP, a Colorado limited liability limited partnership

Tract 21:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated February 14, 2019 by and between Buller, LLLP, a Colorado limited liability limited partnership, and Invenergy Wind Development LLC, a Delaware limited liability company recorded May 14, 2019 as Reception No. 283312 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado; as affected by Affidavit (for Scrivener Error) dated July 24, 2024, recorded July 25, 2024, as Reception No. 288182, in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 13, 2024, by and between Towner Wind Energy III LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 13, 2024 as Reception No. 288220 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement and Reservation of Easement, dated April 16, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded April 16, 2025 as Reception No. 288687.

Legal Description:

Parcel 9:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112910481, LYING WITHIN THE NORTH HALF OF SECTION 23, TOWNSHIP 19 SOUTH, RANGE 43 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE EAST LINE OF THE NORTH HALF OF SECTION 24, TOWNSHIP 19 SOUTH, RANGE 43 WEST OF THE 6TH P.M. BEARING SOUTH 02°26’52” EAST, FROM THE NORTHEAST CORNER OF SAID SECTION 24, BEING MONUMENTED BY A 2-1/2” ALUMINUM CAP, STAMPED “2001 BRUNDAGE PLS 30087” TO THE EAST QUARTER CORNER OF SAID SECTION 24, BEING MONUMENTED BY A 2-1/2” ALUMINUM CAP, STAMPED “SAM PLS 38771 2022”, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 24;

THENCE SOUTH 85°57’37” WEST, A DISTANCE OF 5,330.62 FEET TO A POINT ON THE WEST LINE OF THE COUNTY ROAD 72 RIGHT-OF-WAY AND THE POINT OF BEGINNING;

THENCE SOUTH 87°36’42” WEST, A DISTANCE OF 5,240.81 FEET TO A POINT ON THE EAST LINE OF THE COUNTY ROAD NO. 71 RIGHT-OF-WAY AND THE POINT OF TERMINUS, SAID POINT BEARING SOUTH 86°46’44” WEST, A DISTANCE OF 10,570.33 FEET FROM THE NORTHEAST CORNER OF SAID SECTION 24.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

CONTAINING 18.047 ACRES OF LAND, MORE OR LESS, OR 786,121 SQUARE FEET.

SCHEDULE D-19

Parcel 10:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112910481, LYING WITHIN THE NORTH HALF OF SECTION 24, TOWNSHIP 19 SOUTH, RANGE 43 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE EAST LINE OF THE NORTH HALF OF SECTION 24, TOWNSHIP 19 SOUTH, RANGE 43 WEST OF THE 6TH P.M. BEARING SOUTH 02°26’52” EAST, FROM THE NORTHEAST CORNER OF SAID SECTION 24, BEING MONUMENTED BY A 2-1/2” ALUMINUM CAP, STAMPED “2001 BRUNDAGE PLS 30087” TO THE EAST QUARTER CORNER OF SAID SECTION 24, BEING MONUMENTED BY A 2-1/2” ALUMINUM CAP, STAMPED “SAM PLS 38771 2022”, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 24;

THENCE SOUTH 02°26’52” EAST, ALONG THE EAST LINE OF SAID NORTH HALF, A DISTANCE OF 153.64 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 87°36’42” WEST, A DISTANCE OF 5,268.56 FEET TO A POINT ON THE EAST LINE OF THE COUNTY ROAD NO. 72 RIGHT-OF-WAY AND THE POINT OF TERMINUS, SAID POINT BEARING SOUTH 85°56’29” WEST, A DISTANCE OF 5,270.64 FEET FROM THE NORTHEAST CORNER OF SAID SECTION 24.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

CONTAINING 18.142 ACRES OF LAND, MORE OR LESS, OR 790,284 SQUARE FEET.

Parcel 14:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112910481, LYING WITHIN THE EAST HALF OF SECTION 34, TOWNSHIP 19 SOUTH, RANGE 43 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE SOUTH LINE OF SECTION 36, TOWNSHIP 19 SOUTH, RANGE 43 WEST OF THE 6TH P.M. BEARING NORTH 88°00’21” EAST, FROM THE SOUTHWEST CORNER OF SAID SECTION 36, BEING MONUMENTED BY A 2-1/2” ALUMINUM CAP, STAMPED “SAM PLS 38771 2022” TO THE SOUTHEAST CORNER OF SAID SECTION 36, BEING MONUMENTED BY A 2-1/2” ALUMINUM CAP, STAMPED “SAM PLS 38771 2022”, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 36;

THENCE NORTH 49°03’39” WEST, A DISTANCE OF 7,628.04 FEET TO A POINT ON THE NORTH LINE OF SAID EAST HALF AND THE POINT OF BEGINNING;

THENCE SOUTH 02°45’06” EAST, A DISTANCE OF 5,179.95 FEET TO A POINT ON THE NORTH LINE OF THE COUNTY ROAD G RIGHT-OF-WAY AND THE POINT OF TERMINUS, SAID POINT BEARING SOUTH 88°10’31” WEST, A DISTANCE OF 5,516.40 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 36.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

CONTAINING 17.837 ACRES OF LAND, MORE OR LESS, OR 776,993 SQUARE FEET.

Parcel 18 and 19:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112910487, LYING WITHIN THAT PART OF SECTIONS 3 AND 4, TOWNSHIP 20 SOUTH, RANGE 43 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED

SCHEDULE D-20

CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE SOUTH LINE OF SECTION 9, TOWNSHIP 20 SOUTH, RANGE 43 WEST OF THE 6TH P.M. BEARING SOUTH 87°54’23” WEST, FROM THE SOUTHEAST CORNER OF SAID SECTION 9, BEING MONUMENTED BY A 3-1/4” ALUMINUM CAP, STAMPED “HARMON PLS 10586 1989” TO THE SOUTHWEST CORNER OF SAID SECTION 9, BEING MONUMENTED BY A WOOD POST, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 9;

THENCE NORTH 23°05’52” EAST, A DISTANCE OF 11,635.30 FEET TO A POINT ON THE SOUTH LINE OF THE COUNTY ROAD G RIGHT-OF-WAY AND THE POINT OF BEGINNING;

THENCE SOUTH 02°45’06” EAST, A DISTANCE OF 707.90 FEET

THENCE SOUTH 87°53’00” WEST, A DISTANCE OF 10,317.41 FEET TO A POINT ON THE EAST LINE OF THE COUNTY ROAD 69 RIGHT-OF-WAY AND THE POINT OF TERMINUS, SAID POINT BEARING NORTH 30°42’51” WEST, A DISTANCE OF 11,183.12 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION 9.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

CONTAINING 37.966 ACRES OF LAND, MORE OR LESS, OR 1,653,797 SQUARE FEET.

Parcel 21:

The Northeast Quarter (NE1⁄4) of Section Twenty-five (25), in Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

23.  Fee Owner: KMLS Properties, LLC

Tract 22:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated February 14, 2019 by and between Mark R. Sanders and Diane K. Sanders, and Invenergy Wind Development LLC, a Delaware limited liability company recorded May 14, 2019 as Reception No. 283314 in Public Records of Kiowa County, Colorado; as amended by First Amendment to Wind Lease and easement Agreement dated June 6, 2021, recorded November 9, 2021, as Reception No. 285378 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy III LLC, recorded September 18, 2023, at Reception No. 287545 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated February 11, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy II LLC, a Delaware limited liability company, recorded February 13, 2025 as Reception No. 288551 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 9:

The West Half (W 1⁄2) of Section Nineteen (19), Township Nineteen (19) South, Range Forty-one (41) West of the 6th P.M., Kiowa County, Colorado.

Parcel 10:

Lots One (1), Two (2), Three (3), Four (4), Five (5), and the South Half of the Northeast Quarter (S 1⁄2 NE 1⁄4) and the Southeast Quarter of the Northwest Quarter (SE 1⁄4 NW 1⁄4) of Section Six (6), Township Twenty (20) South, Range Forty-one (41) West of the Sixth Principal Meridian, being the North Half (N 1⁄2) of said Section, Kiowa County, Colorado.

SCHEDULE D-21

Parcel 21:

All of Section Thirty-three (33) Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 22:

The Northeast Quarter (NE 1⁄4) of Section Thirty-four (34) Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 23:

The Northwest Quarter (NW 1⁄4) of Section Thirty-five (35), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

24.  Fee Owner: Larry H. Tuttle and Judith Ann Tuttle, as tenants in common

Tract 23:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 9, 2018 by and between Larry H. Tuttle and Judith Ann Tuttle, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 3, 2018 as Reception No. 282633 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Northeast Quarter (NE1⁄4) of Section Twenty-six (26), Township Eighteen (18) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, County of Kiowa and State of Colorado.

25.  Fee Owner: Delmas Beaman and June Beaman, as Trustees of the Delmas Beaman Trust No. 1, dated March 1, 2011, as to an undivided one-half interest; and June Beaman and Delmas Beaman, as Trustees of the June Beaman Trust No. 1, dated March 1, 2011, as to an undivided one-half interest

Tract 24:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated July 5, 2018 by and between June Beaman Trust No. 1, dated March 1, 2011 and Delmas Beaman Trust No. 1, dated March 1, 2011, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 26, 2018 as Reception No. 282673 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated February 11, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy II LLC, a Delaware limited liability company, recorded February 13, 2025 as Reception No. 288551 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 2:

The South Half of the Southeast Quarter (S/2 SE/4) of Section Twenty (20), Township Eighteen (18) South, Range Forty-Two (42) West of the 6th P.M., in Kiowa County, Colorado.

Parcel 3:

The Northwest Quarter (NW/4) of Section Thirty-Two (32), Township Eighteen (18) South, Range Forty-Two (42) West of the 6th P.M., in Kiowa County, Colorado.

SCHEDULE D-22

26.  Fee Owner: Evan Lee Hopkins, as to an undivided 1⁄2 interest in Parcel 1; and Christy Lynn Hopkins, as to an undivided 1⁄2 interest in Parcel 1; and Evan Lee Hopkins and Christy Lynn Hopkins, as tenants in common, as to Parcel 2

Tract 26:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated August 3, 2018 by and between Evan Lee Hopkins and Christy Lynn Hopkins, and Invenergy Wind Development LLC, a Delaware limited liability company recorded October 22, 2018 as Reception No. 282849 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

The South Half (S1⁄2) of Section Fifteen (15), Township Twenty (20) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 2:

The Southeast Quarter (SE1/4) and the Northeast Quarter (NE1/4), also known as the East Half (E1/2), of Section Thirteen (13), Township Nineteen (19) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

27.  Fee Owner: Cheri L. Hopkins

Tract 27:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated August 3, 2018 by and between Cheri L. Hopkins, and Invenergy Wind Development LLC, a Delaware limited liability company recorded October 22, 2018, as Reception No. 282854 in Public Records of Kiowa County, Colorado; as amended by that certain First Amendment to Wind Lease and Easement Agreement October 4, 2021, recorded November 3, 2021, as Reception No. 285362 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

THE EAST-HALF OF SOUTHWEST QUARTER (E1⁄2SW1⁄4) OF SECTION THIRTEEN (13), TOWNSHIP NINETEEN (19) SOUTH, RANGE FORTY-TWO (42) WEST OF THE 6TH P.M., CONTAINING 80 ACRES M/L, KIOWA COUNTY, COLORADO.

Parcel 2:

THE SOUTHEAST QUARTER (SE1/4) OF SECTION NINETEEN (19), TOWNSHIP NINETEEN (19) SOUTH, RANGE FORTY-ONE (41) WEST OF THE SIXTH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO;

AND

THE NORTHEAST QUARTER (NE1⁄4) OF SECTION NINETEEN (19), TOWNSHIP NINETEEN (19) SOUTH, RANGE FORTY-ONE (41) WEST OF THE SIXTH (6TH) PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO.

SCHEDULE D-23

28.  Fee Owner: Eastern Colorado Farms, LLC, a Kansas limited liability company

Tract 28:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated September 12, 2018 by and between Taylor Family Limited Partnership, and Invenergy Wind Development LLC, a Delaware limited liability company recorded October 22, 2018 as Reception No. 282847 in Public Records of Kiowa County, Colorado; as assigned by Assignment of Wind Lease dated April 13, 2022, by and between Taylor Family Limited Partnership, Assignor, and Eastern Colorado Farms, LLC, a Kansas limited liability company, Assignee, recorded April 19, 2022, as Reception No. 285843, in Public Records of Kiowa County, Colorado; as assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 6:

All of Section Twenty-nine (29), in Township Eighteen (18) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 7:

Lots Three (3) and four (4), The East Half of the South West Quarter (E1/2SW1/4) sometimes described as The South West Quarter (SW1/4), The North West Quarter (NW1/4) and The East Half (E1/2) of Section Thirty (30), in Township Eighteen (18) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 8:

Lots One (1) and Two (2), The East Half of the North West Quarter (E1/2NW1/4), sometimes described as The North West Quarter (NW1/4), and The East Half (E1/2) of Section Thirty-one (31), in Township Eighteen (18) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 9:

The Northeast Quarter (NE1/4) of Section Thirty-two (32), in Township Eighteen (18) South, Range forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

29.  Fee Owner: Kelvin and Amy Schmidt Living Trust, dated April 18, 2016

Tract 29:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated October 3, 2018 by and between Kelvin and Amy Schmidt Living Trust, dated 4-18-2016, and Invenergy Wind Development LLC, a Delaware limited liability company recorded November 20, 2018, as Reception No. 282926 in Public Records of Kiowa County, Colorado; as amended by that certain First Amendment to Wind Lease and Easement Agreement, dated August 12, 2021, and recorded November 4, 2021, as Reception No. 285369 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

Northwest Quarter of the Northwest quarter (NW1/4NW1/4), Section Twenty-five (25), Township Eighteen (18) South, Range Forty-two (42) West of the 6TH P.M., Kiowa County, Colorado.

SCHEDULE D-24

30.  Fee Owner: Scott M. Schneider

Tract 30:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated October 18, 2018 by and between Scott M. Schneider, and Invenergy Wind Development LLC, a Delaware limited liability company recorded December 12, 2018 as Reception No. 282984 in Public Records of Kiowa County, Colorado; as affected by Affidavit (For Scrivener Error) dated March 20, 2024, recorded April 3, 2024 as Document No. 287957 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

The Southwest Quarter (SW1/4) of Section Thirty (30), Township Eighteen (18) South, Range Forty-one (41) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

Parcel 2:

The Southeast Quarter (SE1/4) of Section Twenty-five (25), in Township Eighteen (18) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

Parcel 3:

The North Half (N1/2) of Section Thirty-six (36), and the Southeast Quarter (SE1/4) of Section Thirty-six (36), ALL in Township Eighteen (18) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

Parcel 4:

The North Half (N1/2) of Section Thirty-one (31), Township Eighteen (18) South, Range Forty-one (41) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

31.   Fee Owner: Robert D. Heyen, Don W. Heyen and Kimela K. Tipton, Co-Trustees of the Orlin V. Heyen Family Trust created under Agreement dated October 18, 1993, as to an undivided 1⁄2 interest in Tract 1: Dortha L. Heyen as Trustee of the Dortha L. Heyen Trust dated October 18, 1993, as to an undivided 1⁄2 interest in Tract 1; The Orlin V. Heyen Family Trust dated October 18, 1993, as to Tract 2

Tract 31:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated November 16, 2018 by and between Dortha L. Heyen Trust, dated October 18, 1993 and Orlin V. Heyen Family Trust dated, October 18, 1993, and Invenergy Wind Development LLC, a Delaware limited liability company recorded December 14, 2018 as Reception No. 282990 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado; as ratified by that certain Ratification of Lease and Easement Agreement dated October 23, 2025, by and between Dortha L. Heyen Trust and Orlin V. Heyen Trust, and Towner Wind Energy LLC, a Delaware limited liability company, recorded October 27, 2025 as Reception No. 289086 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

The Southeast Quarter (SE/4) of Section One (1), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

SCHEDULE D-25

Parcel 2:

The Southwest Quarter (SW1⁄4) of Section One (1), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

32.  Fee Owner: Andrew E. Prosser and Robin Prosser, in joint tenancy

Tract 32:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated December 21, 2018 by and between Andrew E. Prosser and Robin Prosser, and Invenergy Wind Development LLC, a Delaware limited liability company recorded February 8, 2019, as Reception No. 283103 in Public Records of Kiowa County, Colorado; as amended by that certain First Amendment to Wind Lease and Easement Agreement, dated July 6, 2021, and recorded August 16, 2021, as Reception No. 285147, in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

SE 1⁄4, Section Twenty-three (23), Township Eighteen (18) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado;

AND

SW 1⁄4 lying North of Highway No. 96, Section Twenty-three (23), Township Eighteen (18) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

33.  Fee Owner: Ronald E. Barnes and Phyllis J. Barnes, not in tenancy in common but in joint tenancy, as to Parcel 1; and Ronald E. Barnes, individually as to Parcel 2

Tract 33:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated January 14, 2019 by and between Ronald E. Barnes, individually and Ronald E. Barnes and Phyllis J. Barnes, as tenants in common, and Invenergy Wind Development LLC, a Delaware limited liability company recorded February 8, 2019, as Reception No. 283102 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado; as amended by that certain Affidavit for Scrivener Error, dated March 20, 2024, recorded April 3, 2024 as Reception No. 287954 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

West Half of the Northwest Quarter (W1⁄2NW1⁄4) of Section Two (2), Township Twenty (20) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

Parcel 2:

The East Half of the Northwest Quarter (E1⁄2NW1⁄4) of Section Two (2), Township Twenty (20) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

34.  Fee Owner: Dennis Haven Credit Shelter Trust, as to an undivided one-third interest, Jarrod Haven, as to an undivided one-third interest and Jeremy Haven as to an undivided one-third interest

SCHEDULE D-26

Tract 34:

Leasehold and easement pursuant to that certain Wind Lease and Easement Agreement dated February 6, 2019, by and between Dennis Haven, Jarrod Haven and Jeremy Haven and Invenergy Wind Development, LLC, a Delaware limited liability company, recorded March 7, 2019, as Reception No. 283168, in Public Records of Kiowa County, Colorado; as assigned by Assignment and Assumption Agreement dated July 9, 2021, by and between Invenergy Wind Development LLC, a Delaware limited liability company, Assignor, and Towner Wind Energy LLC, a Delaware limited liability company, Assignee, recorded July 13, 2021, as Reception No. 285065, in Public Records of Kiowa County, Colorado; as amended by First Amendment to Wind Lease and Easement Agreement dated May 3, 2022, and recorded July 18, 2023 as Reception No. 287390, Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated February 11, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company and Towner Wind Energy II LLC, a Delaware limited liability company, recorded February 13, 2025, as Reception No. 288551 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated February 11, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy IV LLC, a Delaware limited liability company, recorded February 13, 2025 as Reception No. 288552 in Public Records of Kiowa County, Colorado; amended by that certain Affidavit for Scrivener Error, dated April 15, 2025, recorded April 15, 2025, as Reception No. 288686 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 2:

The Southeast Quarter (SE 1/4) of Section Nine (9), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

35.  Fee Owner: Jill Williamson

Tract 35:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated February 14, 2019 by and between Jill Williamson, and Invenergy Wind Development LLC, a Delaware limited liability company recorded March 19, 2019, as Reception No. 283203 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

The North Half of the North Half (N1/2N1/2) of Section Thirty-four (34), Township Eighteen (18) South, Range Forty-two (42) West of the 6th Principal Meridian, Kiowa County, Colorado.

36.  Fee Owner: Dennis Haven Credit Shelter Trust, as to an undivided 1⁄2 interest, as to Parcels 1 and 2, Rita Haven, as to an undivided 1⁄2 interest as to Parcels 1 and 2, and Rita Haven, as to Parcel 3

Tract 36:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated February 6, 2019 by and between Dennis Haven and Rita Haven, and Invenergy Wind Development LLC, a Delaware limited liability company recorded May 14, 2019 as Reception No. 283316 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated July 9, 2021, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded July 13, 2021 as Reception No. 285065 in Public Records of Kiowa County, Colorado.

Legal Description:

SCHEDULE D-27

Parcel 1:

The East Half of the Northeast Quarter (E/2NE/4) and the East Half of the West Half of the Northeast Quarter (E/2W/2NE/4) in Section Twenty-five (25), Township Eighteen (18) South, Range Forty-two (42) West of the 6th P.M., Kiowa County Colorado; EXCEPT that part conveyed in Book 21 at Page 396; and EXCEPT that part conveyed in Book 182 at Page 364 of the Kiowa County records.

Parcel 2:

The North Half (N/2) and Southeast Quarter (SE/4) of Section Thirty (30), Township Eighteen (18) South, Range Forty-one (41) West of the 6th P.M., Kiowa County, Colorado, EXCEPT a parcel of land conveyed to the Department of Highways recorded in Book 222 at Page 470; of the Kiowa County Records.

Parcel 3:

The West Half (W1⁄2) and Southeast Quarter (SE1⁄4) of Section Twenty-Four (24), Township Eighteen (18) South, Range Forty-Two (42) West of the Sixth Principal Meridian, County of Kiowa, State of Colorado, EXCEPT a parcel of land conveyed to the Department of Highways recorded in Book 223 at Page 120; of the Kiowa County Records.

37.  Fee Owner: Equinox Land LP and Crosswind Management LLC

Tract 37:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated June 5, 2019 by and between Firner Family Agricultural Investments LLC, and Invenergy Wind Development LLC, a Delaware limited liability company recorded August 9, 2019 as Reception No. 283495 in Public Records of Kiowa County, Colorado; as amended by that certain Reinstated and First Amendment to Wind Lease and Easement Agreement dated September 16, 2021, and recorded November 8, 2021 as Reception No. 285374 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

The West Half of the East Half (W1/2 E1/2) of Section Nineteen (19); and The East Half of the East Half (E1/2 E1/2) and West Half (W1/2) of Section Nineteen (19), Township Eighteen (18), Range Forty-one (41), Kiowa County, Colorado.

Parcel 2:

Lots One, Two, Three and Four (1, 2, 3, and 4) (except railroad right of way and highway) a/d/a West Half of West Half (W1/2 W1/2) of Section Twenty (20), Township Eighteen (18), Range Forty-one (41), Kiowa County, Colorado.

Parcel 3:

The South Half (S1/2) of Section Thirty-one (31), Township Eighteen (18), Range Forty-one (41), Kiowa County, Colorado.

Parcel 4:

Lots One, Two, Three and Four (1, 2, 3, and 4) of Section Twenty-nine (29), also described as the West Half of the West Half (W1/2 W1/2) of Section Twenty-nine (29) in Township Eighteen (18), Range Forty-one (41), Kiowa County, Colorado.

SCHEDULE D-28

38.  Fee Owner: P. Douglas Tallman and Everett W. Tallman

Tract 38:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated July 1, 2019 by and between P. Douglas Tallman and Everett W. Tallman, and Invenergy Wind Development LLC, a Delaware limited liability company recorded September 19, 2019 as Reception No. 283581 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

The Northeast Quarter (NE 1/4) of Section Twenty-four (24), Township Eighteen (18) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

39.  Fee Owner: Randall S. Carney and Janice E. Carney, not as tenants in common but in joint tenancy

Tract 39:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 18, 2018 by and between Randal S. Carney and Janice E. Carney, and Invenergy Wind Development LLC, a Delaware limited liability company recorded June 27, 2018 as Reception No. 282627 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

The Northwest Quarter (NW1/4) of Section Nine (9), in Township Nineteen (19) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

40.  Fee Owner: Gayla Butler

Tract 40:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated September 9, 2021 by and between Gayla Butler, and Invenergy Wind Development LLC, a Delaware limited liability company recorded October 15, 2021 as Reception No. 285304 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

The Southeast Quarter of the Southeast Quarter (SE1/4SE1/4) of Section Thirty-Six (36), in Township Nineteen (19) South, Range Forty-Two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

41.  Fee Owner: Thunderbird Livestock & Land, Inc.

Tract 41:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated September 22, 2021 by and between Wanda Walker Revocable Living Trust, and Invenergy Wind Development LLC, a Delaware limited liability company recorded October 28, 2021 as Reception No. 285340 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

SCHEDULE D-29

Legal Description:

The West Half of the Southeast Quarter (W/2SE 1⁄4) of Section Thirty-five (35), Township Eighteen (18) South, Range Forty-two (42) West of the 6th Principal Meridian, Kiowa County, Colorado.

42.  Fee Owner: Loris Lyn Dailey Metzger

Tract 42:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated November 5, 2021 by and between Loris Lyn Dailey Metzger, and Invenergy Wind Development LLC, a Delaware limited liability company recorded January 12, 2022 as Reception No. 285588 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

The Southeast Quarter (SE1/4) of Section Twenty-Seven (27), Township Nineteen (19) South of Range Forty-two (42), West of the 6th P.M., Kiowa County, Colorado.

43.  Fee Owner: Damon Parker and Jeremy Parker, subject to the life estate interest of Nancy Cook McMillan, as to an undivided one-half interest; and Michelle Parker Hairston and Craig B. Parker, as to an undivided one-half interest

Tract 43:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated November 5, 2021, by and between Kathleen McMillan, Michelle Parker Hairston, and Craig B. Parker, and Invenergy Wind Development LLC, a Delaware limited liability company recorded January 12, 2022 as Reception No. 285589 in Public Records of Kiowa County, Colorado; as amended by that certain First Amendment to Wind Lease and Easement Agreement dated May 17, 2022, and recorded August 1, 2022 as Reception No. 286120 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

Lots One (1), Two (2), Three (3) and Four (4) in Section Five (5), Township Twenty (20) South, Range Forty-one (41) West of the 6th Principal Meridian, Kiowa County, Colorado.

Parcel 2:

The Southeast Quarter (SE1⁄4) and Lot Seven (7) in Section Six (6), Township Twenty (20) South, Range Forty-one (41) West of the 6th Principal Meridian, Kiowa County, Colorado.

Parcel 3:

Lot One (1) in Section Eight (8), Township Twenty (20) South, Range Forty-one (41) West of the 6th Principal Meridian, Kiowa County, Colorado.

Parcel 4:

The Southwest Quarter (SW1⁄4) of Section Twenty-seven (27), Township Nineteen (19) South, Range Forty-two (42) West of the 6th Principal Meridian, Kiowa County, Colorado.

SCHEDULE D-30

44.  Fee Owner: Gary R. Poltera and Ronald L. Poltera, Trustees of the Doris M. Poltera Revocable Trust dated November 11, 2016

Tract 44:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated December 13, 2021, by and between Doris M. Poltera Revocable Trust dated January 3, 2008, and Invenergy Wind Development LLC, a Delaware limited liability company recorded January 4, 2022 as Reception No. 285541 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC and Towner Wind Energy LLC, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

The Southeast Quarter (SE/4) of Section Twenty-five (25), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

45.  Fee Owner: Young Colorado Farms LLC, a Colorado limited liability company

Tract 45:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated January 31, 2022, by and between Young Colorado Farms LLC, a Colorado limited liability company, and Invenergy Wind Development LLC, a Delaware limited liability company recorded March 21, 2022 as Reception No. 285754 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated February 11, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company and Towner Wind Energy III LLC, a Delaware limited liability company, recorded February 13, 2025 as Reception No. 288551 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 4:

The South Half (S1/2) also described as Lots Three (3) and Four (4) and East Half of Southwest Quarter (E1/2 of SW1/4) and Southeast Quarter (SE1/4) of Section Thirty-one (31), Township Nineteen (19) South, Range Forty-one (41) West of the 6th P.M., Kiowa County, Colorado.

46.  Fee Owner: Ginny Brannon, also known as Virginia G. Brannon

Tract 46:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated April 12, 2022, by and between Ginny Brannon and Berk Brannon, and Invenergy Wind Development LLC, a Delaware limited liability company recorded September 19, 2022 as Reception No. 286297 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

SCHEDULE D-31

Legal Description:

The East Half of the Northwest Quarter (E1/2 NW1/4) of Section Twenty-four (24) in Township Nineteen (19) South, Range Forty-two (42) West of the Sixth Principal Meridian, containing 80 acres, more or less according to government survey, Kiowa County, State of Colorado.

47.  Fee Owner: Marilyn R. Hopkins, an undivided one-half interest; APH Farms LLC, an undivided one-half interest

Tract 47:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated April 14, 2022, by and between APH Farms LLC and Marilyn R. Hopkins, and Invenergy Wind Development LLC, a Delaware limited liability company recorded June 22, 2022 as Reception No. 286000 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

The Northwest Quarter (NW1/4) of Section Twelve (12), in Township Nineteen (19) South, Range Forty-Two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

48.  Fee Owner: Marilyn R. Hopkins

Tract 47a:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated April 14, 2022, by and between Marilyn R. Hopkins, and Invenergy Wind Development LLC, a Delaware limited liability company recorded June 8, 2022 as Reception No. 285959 in Public Records of Kiowa County, Colorado; as assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado. (Parcels 3-6)

Legal Description:

Parcel 3:

The West Half (W1/2) of Section Ten (10), in Township Nineteen (19) South, Range Forty-Two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 4:

Lots Three (3) and Four (4) of Section Eight (8), in Township Nineteen (19) South, Range Forty-one (41) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 5:

Lots One (1), Two (2), Three (3) and Four (4) of Section Seventeen (17), in Township Nineteen (19) South, Range Forty-one (41) West of the Sixth Principal Meridian, Kiowa County, Colorado.

49.  Fee Owner: Leo A. Huettenmueller

Tract 49:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated April 21, 2022, by and between Leo A. Huettenmueller and Leona Huettenmueller a/k/a Leona M. Huettenmueller, and Invenergy Wind Development LLC, a Delaware limited liability company recorded June 8, 2022 as Reception No. 285961 in Public Records of Kiowa County, Colorado; as assigned by that certain

SCHEDULE D-32

Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

The Southwest Quarter (SW1⁄4) of Section Three (3), in Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 2:

The Southeast Quarter (SE1⁄4) of Section Two (2), in Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 3:

The Southwest Quarter (SW1⁄4) of Section Twenty-five (25), in Township Eighteen (18) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 4:

The Northeast Quarter (NE1⁄4) of Section Thirty-five (35), in Township Eighteen (18) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

50.  Fee Owner: Edna D. Grubb, as Trustee of the Edna D. Grubb Trust of March 2000, as to an undivided one-half interest; and John J. Grubb, as Trustee of the John J. Grubb Trust of March 2000, as to an undivided one-half interest

Tract 50:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated April 28, 2022, by and between Edna D. Grubb, Trustee of the Edna D. Grubb Trust of March 2000 and John J. Grubb, Trustee of the John J. Grubb Trust of March 2000, and Invenergy Wind Development LLC, a Delaware limited liability company recorded August 1, 2022, as Reception No. 286121 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

Southeast Quarter (SE 1⁄4), in Section Thirty (30), Township Nineteen (19) South, Range Forty-one (41) West of the 6th P.M., Kiowa County, Colorado.

Parcel 2:

Lots 1, 2, 3, 4 in Section Twenty-nine (29), Township Nineteen (19) South, Range Forty-one (41) West of the 6th P.M., Kiowa County, Colorado.

Parcel 3:

Lots 1, 2, 3, 4 in Section Twenty (20), Township Nineteen (19) South, Range Forty-one (41) West of the 6th P.M., Kiowa County, Colorado.

SCHEDULE D-33

51.  Fee Owner: Penny J. Boltz

Tract 51:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated June 2, 2022, by and between Penny J. Boltz, Trustee of the John J. Grubb Trust of March 2000, and Invenergy Wind Development LLC, a Delaware limited liability company recorded August 1, 2022 as Reception No. 286122 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

Northwest Quarter (NW1⁄4) of Section Thirty (30), Township Nineteen (19) South, Range Forty-one (41) West of the 6th P.M., Kiowa County, Colorado.

52.  Fee Owner: Penny J. Boltz, as to an undivided one-half interest; and Penny J. Boltz and Arthur Boltz, as Trustees of the Kathy Lynn Knott Trust, a separate trust share established by the Ruth Schwerdfeger Revocable Trust, dated September 1, 1989, as to an undivided one-half interest.

Tract 52:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated June 2, 2022, by and between Penny J. Boltz and Arthur Boltz, as Trustees of the Kathy Lynn Knott Trust, a separate trust share established by the Ruth Schwerdfeger Revocable Trust, dated September 1, 1989, and Penny J. Boltz as an individual, and Invenergy Wind Development LLC, a Delaware limited liability company recorded August 1, 2022 as Reception No. 286123 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

The Southwest Quarter (SW1⁄4) of Section Thirty (30), Township Nineteen (19) South, Range Forty-one (41) West of the 6th P.M., Kiowa County, Colorado.

53.  Fee Owner: Ruth Lawson and Kent Lawson, as Trustees of the John and Ruth Lawson Trust of 1997, under agreement dated November 26, 1997

Tract 53:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated August 4, 2022, by and between John and Ruth Lawson Trust of 1997, under agreement dated November 26, 1997, and Invenergy Wind Development LLC, a Delaware limited liability company recorded October 11, 2022 as Reception No. 286363 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Southeast Quarter (SE1/4) of Section Thirty-two (32), in Township Eighteen (18) South, Range Forty-two (42) West of the 6th P. M., Kiowa County, Colorado.

SCHEDULE D-34

54.  Fee Owner: Kindal Ray Barnes

Tract 54:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated August 23, 2022, by and between Kindal Ray Barnes, and Invenergy Wind Development LLC, a Delaware limited liability company recorded December 7, 2022 as Reception No. 286597 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

The North Half of the Southeast Quarter (N1⁄2SE1⁄4) of Section Twelve (12), Township Twenty (20) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

55.  Fee Owner: Delinda Leigh Barnes

Tract 55:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated January 4, 2023, by and between Delinda Leigh Barnes a/k/a Delinda Leigh Mohrmann, and Invenergy Wind Development LLC, a Delaware limited liability company recorded January 26, 2023 as Reception No. 286788 in Public Records of Kiowa County, Colorado; as affected by that certain Affidavit (For Scrivener Error) dated March 20, 2024, recorded April 3, 2024 as Document No. 287956, in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

The South Half of the Southeast Quarter (S1⁄2SE1⁄4) of Section Twelve (12), Township Twenty (20) South, Range Forty-two (42) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

56.  Fee Owner: Kindal Ray Barnes and Heather Leigh Barnes, as joint tenants and not as tenants in common

Tract 56:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated December 15, 2022, by and between Kindal Ray Barnes and Heather Leigh Barnes, and Invenergy Wind Development LLC, a Delaware limited liability company recorded January 23, 2023 as Reception No. 286777 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Northeast Quarter (NE/4) of Section Twelve (12), Township Twenty (20) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

57.  Fee Owner: Roland Dean Barnes

Tract 57:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated September 21, 2022, by and between Roland Dean Barnes, and Invenergy Wind Development LLC, a Delaware limited liability company recorded December 7, 2022 as Reception No. 286599 in Public Records of Kiowa County,

SCHEDULE D-35

Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

The North Half of the Northeast Quarter (N1⁄2NE1⁄4) of Section Seven (7), Township Twenty (20) South, Range Forty-one (41) West of the Sixth (6th) Principal Meridian, Kiowa County, Colorado.

58.  Fee Owner: Travis Eugene Barnes and Deborah J. Barnes, not in tenancy in common but in joint tenancy

Tract 58:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated October 18, 2022, by and between Travis Eugene Barnes and Deborah J. Barnes, and Invenergy Wind Development LLC, a Delaware limited liability company recorded December 7, 2022 as Reception No. 286604 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

THE SOUTH HALF OF THE NORTHEAST QUARTER (S1⁄2NE1⁄4) OF SECTION SEVEN (7), IN TOWNSHIP TWENTY (20) SOUTH, RANGE FORTY-ONE (41) WEST OF THE SIXTH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO.

59.  Fee Owner: Merris L. Hanntz, as to Parcel 1

Tract 59:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 18, 2023, by and between Merris L. Hanntz, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 13, 2023 as Reception No. 287376 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

The South Half of the North Half (S1⁄2N1⁄2) of Section Thirty-four (34), in Township Eighteen (18) South, Range Forty-two (42) West of the 6th Principal Meridian, Kiowa County, Colorado.

60.  Fee Owner: Providence Farms, LLC as to Parcel 2

Tract 59a:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 18, 2023, by and between Providence Farms, LLC, and Invenergy Wind Development LLC, a Delaware limited liability company, recorded July 13, 2023, as Reception No. 287374 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

SCHEDULE D-36

Legal Description:

Parcel 2:

The Southwest Quarter (SW 1⁄4) of Section Thirty-four (34), in Township Eighteen (18) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kiowa County, Colorado.

61.  Fee Owner: Stephan D. Shelden, as to Parcel 1

Tract 60:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 18, 2023, by and between Stephan D. Shelden, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 13, 2023 as Reception No. 287375 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

The Northwest Quarter (NW1⁄4) of Section Four (4), Township Nineteen (19) South, Range Forty-two (42) West of the 6th Principal Meridian, Kiowa County, Colorado.

62.  Fee Owner: Christopher A. Shelden, as to Parcel 2

Tract 60a:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 18, 2023, by and between Christopher A. Shelden, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 13, 2023 as Reception No. 287377 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 2:

The Southwest Quarter (SW1⁄4) of Section Four (4), Township Nineteen (19) South, Range Forty-two (42) West of the 6th Principal Meridian, Kiowa County, Colorado.

63.  Fee Owner: Richard C. Gilcrease Family Trust, established under the Richard C. Gilcrease Living Trust under agreement dated January 30, 2012, as to an undivided one-half interest; and Virginia L. Gilcrease, or the successors in trust, Trustee of the Virginia L. Gilcrease Living Trust under agreement dated January 30, 2012, as to an undivided one-half interest

Tract 61:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 18, 2023, by and between Richard C. Gilcrease Family Trust and Virginia L. Gilcrease Living Trust Agreement dated January 30, 2012, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 13, 2023 as Reception No. 287378 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

SCHEDULE D-37

Legal Description:

Parcel 1:

The North Half (N1⁄2) and the Northeast Quarter of the Southeast Quarter (NE1⁄4SE1⁄4) of Section Six (6), Township Nineteen (19) South, Range Forty-two (42) West of the 6th Principal Meridian, Kiowa County, Colorado.

Parcel 2:

All of Section Five (5), Township Nineteen (19) South, Range Forty-two (42) West of the 6th Principal Meridian, Kiowa County, Colorado.

64.  Fee Owner: RL Lippelmann Investments LLC, a Kansas limited liability company

Tract 62:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated January 31, 2023, by and between RL Lippelmann Investments LLC, a Kansas limited liability company, and Invenergy Wind Development LLC, a Delaware limited liability company recorded March 27, 2023 as Reception No. 287007 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

The Northeast Quarter (NE1/4) of Section One (1), Township Nineteen (19) South, Range Forty-two (42) West of the 6th P.M., Kiowa County, Colorado.

65.  Fee Owner: Jeff B. Crist, Trustee of the Jeff B. Crist Trust dated December 17, 2018

Tract 63:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 18, 2023, by and between The Jeff B. Crist Trust dated December 17, 2018, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 13, 2023 as Reception No. 287379 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

The West Half of the Southeast Quarter (W1/2 SE1/4) of Section Four (4), Township Nineteen (19) South, Range Forty-Two (42) West of the 6th P.M., Kiowa County, Colorado.

AND

The Northeast Quarter (NE1/4) and the East Half of the Southeast Quarter (E1/2 SE/14) of Section Four (4), Township Nineteen (19) South, Range Forty-Two (42) West of the 6th P.M., Kiowa County, Colorado.

66.  Fee Owner: EWH Trust, dated December 19, 2007

Tract 64:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 18, 2023, by and between EWH Trust, dated December 19, 2007, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 13, 2023 as Reception No. 287380 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company

SCHEDULE D-38

and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

The South Half (S/2) of Section Twenty-Six (26), EXCEPTING five (5) acres in the northwest corner of said Southeast Quarter (SE 1⁄4) of Section Twenty-six (26), heretofore conveyed to the Towner Cemetery Association, all being in Township Eighteen (18) South, Range Forty-Two (42) West of the 6th P.M., Kiowa County, Colorado.

67.  Fee Owner: Sue C. Calhoun, or her Successor, Trustee of the Sue C. Calhoun Trust dated April 12, 2004

Tract 65:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated October 21, 2022, by and between Sue C. Calhoun, Trustee of the Sue C. Calhoun Trust dated April 12, 2004, and Invenergy Wind Development LLC, a Delaware limited liability company recorded December 7, 2022 as Reception No. 286606 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Southwest Quarter (SW/4) of Section Thirty-two (32), Township Eighteen (18) South, Range Forty-two (42) West, Kiowa County, Colorado.

68.  Fee Owner: The Harkness Irrevocable Trust, dated April 20, 2010

Tract 66:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 18, 2023, by and between The Harkness Irrevocable Trust dated April 20, 2010, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 13, 2023 as Reception No. 287381 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

The Southwest Quarter (SW/4) of Section Thirty-One (31), Township Eighteen (18) South, Range Forty-Two (42) West of the 6th P.M., Kiowa County, Colorado.

69.  Fee Owner: G. K. Harkness and Marcie Mae Harkness, in tenancy in common (without right of survivorship)

Tract 67:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 18, 2023, by and between G.K Harkness and Marcie Mae Harkness, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 13, 2023 as Reception No. 287382 in Public Records of Kiowa County, Colorado; as partially assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

SCHEDULE D-39

Legal Description:

Parcel 2:

The Northwest Quarter (NW 1⁄4) of Section Three (3), Township Nineteen (19) South, Range Forty-Two (42) West of the 6th P.M., Kiowa County, Colorado.

70.  Fee Owner: EWH Trust, dated December 19, 2007, as to Parcel 1; Providence Farms LLC, a limited liability company, as to Parcel 2

Tract 68:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 18, 2023, by and between EWH Trust, dated December 19, 2007, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 13, 2023 as Reception No. 287380 in Public Records of Kiowa County, Colorado;; as assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

The Northeast Quarter (NE1/4) of Section Nine (9), Township Nineteen (19) South, Range Forty-Two (42) West of the 6th P.M., Kiowa County, Colorado.

NOTE: THE ABOVE DESCRIPTION IS ALSO DESCRIBED AS:

Parcel 1:

The West Half of the Northeast Quarter (W/2NE1/4) of Section Nine (9), Township Nineteen (19) South, Range Forty-Two (42) West of the 6th P.M., Kiowa County, Colorado.

Parcel 2:

The East Half of the Northeast Quarter (E/2NE1/4) of Section Nine (9), Township Nineteen (19) South, Range Forty-Two (42) West of the 6th P.M., Kiowa County, Colorado.

71.  Fee Owner: The Harkness Irrevocable Trust, dated April 20, 2010

Tract 69:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 18, 2023, by and between The Harkness Irrevocable Trust dated April 20, 2010, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 13, 2023 as Reception No. 287381 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 3:

The Northeast Quarter (NE/4) of Section Three (3), Township Nineteen (19) South, Range Forty-Two (42) West of the 6th P.M., Kiowa County, Colorado.

72.  Fee Owner: Equinox Land, LP and Crosswind Management, LLC, as to Parcel 1; and Scott M. Schneider, as to Parcel 2

Tract 74:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated October 15, 2018, by and between Merlyn E. Stum, and Invenergy Wind Development LLC, a Delaware limited liability

SCHEDULE D-40

company recorded December 19, 2018 as Reception No. 283011 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 23, 2023, and recorded August 24, 2023 as Reception No. 287498 in Public Records of Kiowa County, Colorado.

Legal Description:

Parcel 1:

Lots Three (3) and Four (4), of Section Thirty-two (32), in Township Eighteen (18) South, Range Forty-one (41) West of the Sixth Principal Meridian, Kiowa County, Colorado.

Parcel 2:

Lots One (1) and Two (2), of Section Thirty-two (32), in Township Eighteen (18) South, Range Forty-one (41) West of the Sixth Principal Meridian, Kiowa County, Colorado.

73.  Fee Owner: REMLAP Farms, LLC

Tract 75:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 12, 2022, by and between REMLAP Farms LLC, and Invenergy Wind Development LLC, a Delaware limited liability company recorded July 14, 2022 as Reception No. 286087 in Public Records of Kiowa County, Colorado; as assigned by that certain Partial Assignment and Assumption Agreement dated August 23, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy LLC, a Delaware limited liability company, recorded August 24, 2023 as Reception No. 287499 in Public Records of Kiowa County, Colorado.

Legal Description:

Northeast NE1/4 of Section 30, Township 19 South, Range 41 West of the 6th P.M. Kiowa County, Colorado.

74.  Fee Owner: KMLS Properties, LLC, a Colorado limited liability company

Tract 77:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated March 4, 2019, by and between Indenture of Trust of Roberta M. Renick, dated May 5, 1980, by Merrill Renick Trustee, and Invenergy Wind Development LLC, a Delaware limited liability company recorded April 17, 2019, as Reception No. 283256 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 1, 2024, by and between Towner Wind Energy III LLC and Towner Wind Energy LLC, recorded August 13, 2024 as Reception No. 288220 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement and Reservation of Easement, dated April 16, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded April 16, 2025 as Reception No. 288687.

Legal Description:

Parcel 2:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112912863, LYING WITHIN THE NORTHEAST QUARTER OF SECTION 22, TOWNSHIP 19 SOUTH, RANGE 43 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING

SCHEDULE D-41

DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE EAST LINE OF THE NORTH HALF OF SECTION 24, TOWNSHIP 19 SOUTH, RANGE 43 WEST OF THE 6TH P.M. BEARING SOUTH 02°26’52” EAST, FROM THE NORTHEAST CORNER OF SAID SECTION 24, BEING MONUMENTED BY A 2-1/2” ALUMINUM CAP, STAMPED “2001 BRUNDAGE PLS 30087” TO THE EAST QUARTER CORNER OF SAID SECTION 24, BEING MONUMENTED BY A 2-1/2” ALUMINUM CAP, STAMPED “SAM PLS 38771 2022”, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 24;

THENCE SOUTH 86°47’01” WEST, A DISTANCE OF 10,630.32 FEET TO A POINT ON THE WEST LINE OF THE COUNTY ROAD 71 RIGHT-OF-WAY AND THE POINT OF BEGINNING;

THENCE SOUTH 87°36’42” WEST, A DISTANCE OF 124.46 FEET;

THENCE SOUTH 01°40’03” EAST, A DISTANCE OF 2,502.17 FEET TO A POINT ON THE SOUTH LINE OF SAID NORTHEAST QUARTER AND THE POINT OF TERMINUS, SAID POINT BEARING SOUTH 73°46’45” WEST, A DISTANCE OF 11,107.28 FEET FROM THE NORTHEAST CORNER OF SAID SECTION 24.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

75.  Fee Owner: Daniel Barrett a/k/a Daniel Gene Barrett and Brittani Barrett a/k/a Brittani Marie Barrett Not as Tenants in Common but as to joint tenants

Tract 78:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated October 18, 2021, by and between Daniel Barrett a/k/a Daniel Gene Barrett and Brittani Barrett a/k/a Brittani Marie Barrett, and Invenergy Wind Development LLC, a Delaware limited liability company recorded December 28, 2021 as Reception No. 285518 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 13, 2024, by and between Towner Wind Energy III LLC, a Delaware limited liability company and Towner Wind Energy LLC, a Delaware limited liability company, recorded September 13, 2024 as Reception No. 288219 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement and Reservation of Easement, dated April 16, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded April 16, 2025 as Reception No. 288687.

Legal Description:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112912797, LYING WITHIN SECTION 2, TOWNSHIP 20 SOUTH, RANGE 44 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE NORTH LINE OF SECTION 2, TOWNSHIP 20 SOUTH, RANGE 44 WEST OF THE 6TH P.M. BEARING NORTH 87°26’07” EAST, FROM THE NORTHWEST CORNER OF SAID SECTION 2, BEING MONUMENTED BY A 3-1/4” ALUMINUM CAP IN CONCRETE, STAMPED “PLS 10586 1998” TO THE NORTHEAST CORNER OF

SCHEDULE D-42

SAID SECTION 2, BEING MONUMENTED BY A SQUARE HEAD IRON ROD, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 2;

THENCE SOUTH 01°15’40” WEST, A DISTANCE OF 700.22 FEET TO A POINT ON THE WEST LINE OF THE HIGHWAY 385 RIGHT-OF-WAY AND THE POINT OF BEGINNING;

THENCE SOUTH 87°53’00” WEST, A DISTANCE OF 55.08 FEET;

THENCE SOUTH 27°10’51” WEST, A DISTANCE OF 5,046.86 FEET TO A POINT ON THE NORTH LINE OF THE COUNTY ROAD F RIGHT-OF-WAY AND THE POINT OF TERMINUS, SAID POINT BEARING SOUTH 24°35’25” WEST, A DISTANCE OF 5,709.44 FEET FROM THE NORTHEAST CORNER OF SAID SECTION 2.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

CONTAINING 17.569 ACRES OF LAND, MORE OR LESS, OR 765,292 SQUARE FEET.

76.  Fee Owner: Gary and Pam Crow, in joint tenancy with right of survivorship

Tract 80:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated April 5, 2023, by and between Gary Crow and Pam Crow, and Invenergy Wind Development LLC, a Delaware limited liability company recorded June 7, 2023, as Reception No. 287294 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 13, 2024, by and between Towner Wind Energy III LLC, a Delaware limited liability company and Towner Wind Energy LLC, a Delaware limited liability company, recorded September 13, 2024 as Reception No. 288219 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement and Reservation of Easement, dated April 16, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded April 16, 2025 as Reception No. 288687.

Legal Description:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112910735, LYING WITHIN THE NORTH HALF OF SECTION 17, TOWNSHIP 20 SOUTH, RANGE 44 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE NORTH LINE OF THE NORTHEAST QUARTER OF SECTION 1, TOWNSHIP 20 SOUTH, RANGE 45 WEST, BEARING SOUTH 87°26’22” WEST, FROM THE NORTHEAST CORNER OF SAID SECTION 1, BEING MONUMENTED BY A 3-1/4” ALUMINUM CAP, STAMPED “ASCENT GEOMATICS PLS 38412 2022” TO THE NORTH QUARTER CORNER OF SAID SECTION 1, BEING MONUMENTED BY 3-1/4” ALUMINUM CAP, STAMPED “ASCENT GEOMATICS PLS 38412 2022” WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 1;

THENCE SOUTH 43°00’36” EAST, A DISTANCE OF 16,687.50 FEET TO A POINT ON THE EAST LINE OF SAID NORTH HALF AND THE POINT OF BEGINNING;

THENCE SOUTH 86°48’07” WEST, A DISTANCE OF 5,395.82 FEET TO A POINT ON THE EAST

SCHEDULE D-43

LINE OF THE COUNTY ROAD 62 RIGHT-OF-WAY AND THE POINT OF TERMINUS, SAID POINT BEARING SOUTH 25°37’06” EAST, A DISTANCE OF 13,866.65 FEET FROM THE NORTHEAST CORNER OF SAID SECTION 1.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

CONTAINING 18.581 ACRES OF LAND, MORE OR LESS, OR 809,373 SQUARE FEET.

77.  Fee Owner: Barbara J. Wilson aka Barbara Wilson

Tract 81:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated April 15, 2023, by and between Barbara J. Wilson, and Invenergy Wind Development LLC, a Delaware limited liability company recorded May 7, 2023, as Reception No. 287296 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 1, 2024, by and between Towner Wind Energy III LLC and Towner Wind Energy LLC, recorded August 13, 2024 as Reception No. 288220 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement and Reservation of Easement, dated April 16, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded April 16, 2025 as Reception No. 288687.

Legal Description:

Parcel 2:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112913922, LYING WITHIN SECTION 15, TOWNSHIP 20 SOUTH, RANGE 44 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE EAST LINE OF SAID SECTION 15, BEARING SOUTH 04°08’51” EAST, FROM THE NORTHEAST CORNER OF SAID SECTION 15, BEING MONUMENTED BY A 3/4’’ IRON PIPE WITH A 2-1/2” ALUMINUM CAP, STAMPED “PLS 30087 BRUNDAGE” TO THE SOUTHEAST CORNER OF SAID SECTION 15, BEING MONUMENTED BY A 3/4” IRON PIPE WITH A 2-1/2” ALUMINUM CAP, STAMPED “PLS 30087 BRUNDAGE” WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 15;

THENCE SOUTH 87°27’07” WEST, ALONG THE NORTH LINE OF SAID SECTION 15, A DISTANCE OF 337.00 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 27°10’51” WEST, A DISTANCE OF 2,686.97 FEET;

THENCE SOUTH 86°48’07” WEST, A DISTANCE OF 3,442.07 FEET TO A POINT ON THE EAST LINE OF THE COUNTY ROAD 64 RIGHT-OF-WAY AND THE POINT OF TERMINUS, SAID POINT BEARING SOUTH 62°33’14” WEST, A DISTANCE OF 5,635.03 FEET FROM THE NORTHEAST CORNER OF SAID SECTION 15.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

CONTAINING 21.106 ACRES OF LAND, MORE OR LESS, OR 919,357 SQUARE FEET.

SCHEDULE D-44

78.  Fee Owner: Kiowa Farms, a partnership

Tract 82:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated May 18, 2023, by and between Kiowa Farms, a partnership, and Invenergy Wind Development LLC, a Delaware limited liability company recorded May 25, 2023 as Reception No. 287262 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 1, 2024, by and between Towner Wind Energy III LLC and Towner Wind Energy LLC, recorded August 13, 2024 as Reception No. 288220 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement and Reservation of Easement, dated April 16, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded April 16, 2025 as Reception No. 288687.

Legal Description:

Parcel 1:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112911872, LYING WITHIN THE NORTH HALF OF SECTION 5, TOWNSHIP 20 SOUTH, RANGE 43 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE SOUTH LINE OF SECTION 9, TOWNSHIP 20 SOUTH, RANGE 43 WEST OF THE 6TH P.M. BEARING SOUTH 87°54’23” WEST, FROM THE SOUTHEAST CORNER OF SAID SECTION 9, BEING MONUMENTED BY A 3-1/4” ALUMINUM CAP, STAMPED “HARMON PLS 10586 1989” TO THE SOUTHWEST CORNER OF SAID SECTION 9, BEING MONUMENTED BY A WOOD POST, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 9;

THENCE NORTH 30°59’01” WEST, A DISTANCE OF 11,211.97 FEET TO A POINT ON THE WEST LINE OF THE COUNTY ROAD 69 RIGHT-OF-WAY AND THE POINT OF BEGINNING;

THENCE SOUTH 87°53’00” WEST, A DISTANCE OF 5,231.93 FEET TO A POINT ON THE WEST LINE OF SAID NORTH HALF AND THE POINT OF TERMINUS, SAID POINT BEARING NORTH 49°25’41” WEST, A DISTANCE OF 14,481.74 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION 9.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

CONTAINING 18.016 ACRES OF LAND, MORE OR LESS, OR 784,789 SQUARE FEET.

79.  Fee Owner: Scott G. Potthoff and Cathy A. Potthoff, as joint tenants

Tract 83:

Leasehold and Easement pursuant to that certain Wind Lease and Easement Agreement dated March 7, 2023, by and between Scot Trost and Nicki Trost and Randall Trost Trust No. 1 dated December 1, 2013, and Invenergy Wind Development LLC, a Delaware limited liability company recorded April 11, 2023 as Reception No. 287064 in Public Records of Kiowa County, Colorado; as amended by First Amendment to Wind Lease and Easement Agreement dated August 8, 2023, recorded August 17, 2023, as Reception No. 287470 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated September 14, 2023, by and between Invenergy Wind Development LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability

SCHEDULE D-45

company, recorded September 18, 2023 as Reception No. 287545 in Public Records of Kiowa County, Colorado; as affected by that certain Notice of Partial Termination dated March 7, 2024, recorded March 14, 2024, as Reception No. 287903 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement dated August 13, 2024, by and between Towner Wind Energy III LLC, a Delaware limited liability company and Towner Wind Energy LLC, a Delaware limited liability company, recorded September 13, 2024 as Reception No. 288219 in Public Records of Kiowa County, Colorado; as assigned by that certain Assignment and Assumption Agreement and Reservation of Easement, dated April 16, 2025, by and between Towner Wind Energy LLC, a Delaware limited liability company, and Towner Wind Energy III LLC, a Delaware limited liability company, recorded April 16, 2025 as Reception No. 288687.

Legal Description:

A 150.00 FOOT WIDE EASEMENT OVER, ACROSS, AND UNDER A PORTION OF THAT KIOWA COUNTY ASSESSORS PARCEL NO. 112912425, LYING WITHIN SECTION 11, TOWNSHIP 20 SOUTH, RANGE 44 WEST OF THE 6TH PRINCIPAL MERIDIAN, KIOWA COUNTY, COLORADO, LYING 75.00 FEET ON BOTH SIDES OF THE FOLLOWING DESCRIBED CENTERLINE:

THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 20 SOUTH, RANGE 44 WEST OF THE 6TH P.M. BEARING NORTH 89°52’03” EAST, FROM THE SOUTHWEST CORNER OF SAID SECTION 11, BEING MONUMENTED BY A 3/4’’ IRON PIPE WITH A 2-1/2” ALUMINUM CAP, STAMPED “PLS 30087 BRUNDAGE” TO THE SOUTH QUARTER CORNER OF SAID SECTION 11, BEING MONUMENTED BY A 3/4’’ IRON PIPE WITH A 2-1/2” ALUMINUM CAP, STAMPED “PLS 30087 BRUNDAGE” WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 11;

THENCE NORTH 03°10’42” WEST, ALONG THE WEST LINE OF SAID SECTION 11, A DISTANCE OF 579.02 FEET TO THE POINT OF BEGINNING;

THENCE NORTH 27°10’51” EAST, A DISTANCE OF 5,250.74 FEET TO A POINT ON THE SOUTH LINE OF THE COUNTY ROAD F RIGHT-OF-WAY AND THE POINT OF TERMINUS, SAID POINT BEARING NORTH 24°16’03” EAST, A DISTANCE OF 5,757.80 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 11.

THE SIDELINES OF SAID EASEMENT SHALL BE PROLONGED OR SHORTENED TO ELIMINATE GAPS AND OVERLAPS, AND TERMINATE ON PARCEL LINES AND/OR RIGHTS-OF-WAY.

CONTAINING 18.081ACRES OF LAND, MORE OR LESS, OR 787,600 SQUARE FEET.

SCHEDULE D-46